UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PROXY STATEMENT PURSUANT TO

SECTION 14 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-15596

SITI-SITES.COM, INC.

(exact name of registrant as specified in its charter)

CIK # 0000812551

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Definitive Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Preliminary Information Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☐No fee required.

☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

Common stock, $.001 par value

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2. Aggregate number of securities to which transaction applies:

30,028,261 shares of Common Stock

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3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$.15 (maximum distribution per share) x 30,028,261 (aggregate number of securities outstanding)

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4. Proposed maximum aggregate value of transaction: $4,504,239

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5. Total fee to be paid: $ 481.96 (i.e.$ 4,504,239 x .000107)-Made by wire transfer September 8, 2006 for CIK# 0000812551

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☒ Fee was paid with original filing on Form 14C preliminary materials, superseded by amended filing on Form 14A.

☒ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing: Information Statement on Form 14C filed September 12, 2006

6. Amount Previously Paid: $481.96

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7. Form, Schedule or Registration Statement No.: Form 14C

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8. Filing Party: Siti-Sites.com, Inc.

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9. Date Preliminary Form 14C Filed: September 12, 2006; and 1st amended Proxy Statement on Form 14A filed September 25, 2006. Definitive Proxy Statement filed October 20, 2006

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Contact Information:

Lawrence M. Powers, Esq.,

Chairman and Chief Executive Officer

47 Beech Road, Englewood, New Jersey 07631

Telephone: 201-567-4904

Fax: 201- 567-3312	Email: lmp2@bellatlantic.net

Toni Ann Tantillo,

Chief Financial Officer, Secretary and Director

111 Lake Avenue, Tuckahoe, New York 10707

Telephone: 212-925-1181 and 914-779-7155

Fax: 914-779-7157	Email: toni@tantillocpa.com

Operative Dates:

Preliminary Information Statement Filed: September 12, 2006;

1st Amended Preliminary Proxy Statement filed September 25, 2006

Definitive Copy for Distribution Filed: October 20, 2006

Definitive Proxy Statement to be sent to security holders: October 20, 2006

Date of taking definitive corporate action: November 14, 2006

[printer-do not include pages 1-2 in mailing booklet, but do not change the page numbering 3-101]

SITI-SITES.COM, INC.

111 Lake Avenue

Tuckahoe, New York 10707

October 20, 2006

Dear Stockholder:

You are invited to attend a Special Meeting (the “Special Meeting”) of Stockholders of Siti-Sites.com, Inc., a Delaware corporation (“Siti” or the “Company” or “Corporation”), to be held on Tuesday, November 14, 2006 at 11:00 a.m. local time at the Company’s offices at the firm of Toni Ann Tantillo (CPA), Corporation Secretary, located at 111 Lake Avenue, Tuckahoe, New York 10707.

As previously announced, on September 13, 2006, the Company’s board of directors adopted a formal Plan of Final Liquidation and Dissolution, to be effected under Delaware law, subject to approval by the Company’s stockholders. As more fully set forth in the accompanying proxy statement, at the Special Meeting you will be asked to consider and vote upon a proposal to approve the adoption of the Plan of Final Liquidation and Dissolution of the Company (the “Plan”) substantially in the form attached as Exhibit A to the accompanying proxy statement.

As described in the accompanying proxy statement, the Company is seeking stockholder approval of the Plan. If the Plan is approved, the board of directors of the Company may liquidate any remaining assets as soon as it deems feasible. Notwithstanding approval of the Plan by the holders of the Company’s common stock, the board of directors may abandon the proposed Plan without further action by the stockholders if it determines that other courses of action would maximize stockholder value in the Company.

The board of directors has approved the Plan and has determined that it is in the best interests of the Company and its stockholders. After careful consideration, the board of directors recommends that stockholders vote for the Plan as described in the accompanying proxy statement.

In the materials accompanying this letter, you will find a Notice of Special Meeting of Stockholders (the “Notice”), a proxy statement relating to the actions to be taken by stockholders of the Company at the Special Meeting and a proxy card (see Exhibit E (appendix) to proxy statement). Please read the Notice and the proxy statement and consider the information included therein carefully. All stockholders are invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Special Meeting. *See further, Information Concerning Solicitation and Voting at page 17 of the proxy statement.

Sincerely,

Lawrence M. Powers, Chairman of the Board and Chief Executive Officer

Toni Ann Tantillo, Chief Financial Officer, Secretary and Director

SITI-SITES.COM, INC.

111 Lake Avenue

Tuckahoe, New York 10707

October 20, 2006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON Tuesday, November 14, 2006

TO THE STOCKHOLDERS OF SITI-SITES.COM, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “SPECIAL MEETING”) of SITI-SITES.COM, INC., a Delaware corporation (the “COMPANY”), will be held on Tuesday, November 14, 2006 at 11:00 a.m. local time at the Company’s offices at the firm of Toni Ann Tantillo (CPA), Corporation Secretary, located at 111 Lake Avenue, Tuckahoe, New York 10707 for the following purposes:

1. To approve the Plan of Final Liquidation and Dissolution of the Company and adopt such Plan substantially in the form attached as Exhibit A to the accompanying proxy statement.

2. To conduct any other business properly brought before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The board of directors has fixed the close of business on October 20, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. A list of the stockholders entitled to vote at the meeting may be examined by any stockholder at the Company’s offices at 111 Lake Avenue, Tuckahoe, New York 10707 during the ten-day period preceding the Special Meeting.

By Order of the Board of Directors

Lawrence M. Powers, Chairman of the Board and Chief Executive Officer

Toni Ann Tantillo, Chief Financial Officer and Secretary

Tuckahoe, New York

October 20, 2006

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ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

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TABLE OF CONTENTS AND SUMMARY OF PROXY STATEMENT

THE FOLLOWING IS A TABLE OF CONTENTS AND ITEMIZED SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE ATTACHED EXHIBITS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. The Introduction, Summary of Plan etc., and Underlying Facts on Liquidation beginning at pages 7-12 below are a useful outline. HOWEVER, WE URGE YOU TO READ THE ENTIRE DOCUMENT (INCLUDING ALL EXHIBITS) BEFORE YOU DECIDE WHETHER TO VOTE IN FAVOR OF THE PLAN OF FINAL LIQUIDATION AND DISSOLUTION. THE PLAN IS ATTACHED AS EXHIBIT A.

EXHIBITS	33

Exhibit A, Plan of Final Liquidation and Dissolution	33

Exhibit B- B(1) Form 8-K, filed January 2006	38
B(2) Form 8-K filed March 2006	40

Exhibit C, Annual Report on Form 10-K for year ended March 31, 2006	43

Exhibit D, Quarterly Report, Form 10-Q, filed August 14, 2006	80

Exhibit E (appendix), Form of Proxy	100

SITI-SITES.COM, INC.

111 Lake Avenue

Tuckahoe, New York 10707

PROXY STATEMENT

Dated October 20, 2006

INTRODUCTION AS TO PURPOSE AND OUTLINE

The Board of Directors of Siti-sites.com, Inc ( “Siti”, the “Company” or “Corporation” herein) determined that it is in the best interests of the Corporation and its stockholders to approve the Plan of Final Liquidation and Dissolution contained in Exhibit A ( the “Plan”). Board Resolutions for the Plan were unanimously adopted in September, 2006. Following distribution of this Proxy Statement in definitive form to all shareholders, a special meeting of stockholders will be held as provided in the accompanying notice thereof. Stockholder Lawrence M. Powers ( owning beneficially 46.1% of outstanding shares, who is also Chairman/CEO and author of the Plan) has stated to the Board that he intends, and expects his shareholder son, to vote to approve such Plan in accordance with Delaware law. Several other large stockholders , in an overall total ( with Mr. Powers) comprising 83% of outstanding shares entitled to vote, will review the Plan along with other stockholders, and thereafter vote in person or by proxy at the special meeting of stockholders. If the Plan is thus approved by at least a majority of shareholders, Final Liquidation and Dissolution will be implemented and become effective shortly thereafter in accordance with the Plan. See Plan in Exhibit A. If not so approved, the board of directors will continue its existing plan of liquidation pending since 2001 and take other steps deemed advisable and in the best interests of stockholders to preserve assets and maximize shareholder value.

The reasons for the Board’s decision to formally adopt the Plan are best understood in the resolutions enacted, as summarized below, followed by the factual background to the Board decision. See Summary of Plan and Underlying Facts, etc. at pages 9-12 below. The board of directors has unanimously Approved the following:

•              All actions heretofore taken during the period of a plan of liquidation of the Corporation which had been publicly announced and pending since 2001, but whose proceeds after payment and provision for creditors, did not allow for any distributions in cash or in kind to shareholders until recently in April, 2006;

•              All actions relating to a Plan of Final Liquidation and Dissolution (hereinafter called the “Plan”) incorporated herein by reference, made possible by a recent settlement of certain litigation pending since 2003, creating a cash fund for the first time in 2006 allowing for payment of all accrued corporate liabilities, including unpaid costs and expenses of such litigation and any corporate taxes resulting from the 2006 settlement;

•              All actions taken, after provision for liabilities, for the prompt payment of a first liquidating dividend to all shareholders duly paid pro rata in April, 2006, in the amount of $ .15 per share; and

•              All actions heretofore or hereafter taken in the ongoing liquidation, which has evolved into the Final Liquidation and Dissolution contemplated by the Plan, by officers of the Corporation in their capacities as such within the terms of the foregoing Resolution.

•              The actions of corporate officers in the foregoing matters were approved, ratified and authorized to be taken through the completion of the Plan, for whatever time period is required, including necessary ongoing filings with the Securities and Exchange Commission, Delaware and other states, all tax returns, and completion of future liquidating distributions, if any, that may yet become possible, together with any amendment or abandonment of the Plan without further stockholder action and other possible events as provided for by the Plan.

Forward-Looking Statements

This Proxy Statement contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements related to pending discussions, business objectives and strategy of the Company. Such forward-looking statements are based on current expectations, estimates and projections about the Company’s business future, management’s beliefs and certain assumptions made by the Company’s management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, forecasted, or contemplated by any such forward-looking statements. Factors that could cause actual events or results to differ materially include, among others, those set forth under the caption “Risk Factors” at several places herein. Given these uncertainties, investors are cautioned not to place undue reliance on any such forward-looking statements. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the risk factors set forth in other reports or documents the Company files from time to time with the Securities and Exchange Commission (the “SEC”).

The Annual Report on Form 10-K for the year ended March 31, 2006, a Quarterly Report on Form 10-Q as of June 30, 2006, and two Reports on Form 8-K early in 2006 are Exhibits C, D and B, respectively, to this Proxy Statement.

The following additional documents are incorporated herein by reference:

(1) Annual Report to security holders on Form 10-K for the year ended March 31, 2005 (the “Form 10-K for 2005”);

(2) Annual Report to security holders on Form 10-K for the year ended March 31, 2004 (the “Form 10-K for 2004”);

(3) Annual Report to security holders on Form 10-K for the year ended March 31, 2003 (the “Form 10-K for 2003”);

Siti-Sites.com, Inc. Plan of Final Liquidation and Dissolution, as Discussed in this

Proxy Statement

Siti decided during the quarter ended December 31, 2001 to liquidate its operations, adopting the liquidation basis of accounting effective January 1, 2002. It became an “inactive entity” under SEC accounting rules and liquidated virtually all of its assets entirely by 2003. It has had virtually no revenues or business operations from 2002 to the present. It is anticipated that Siti will adopt the following Plan of Final Liquidation and Dissolution (the “Plan”), conditioned upon approval by holders of a majority of outstanding shares, effective as of November 14, 2006. The Plan will contain the terms in I Summary of Plan, etc. and is based upon II Underlying Facts on Liquidation set forth below:

I Summary of Plan of Final Liquidation and Dissolution The Plan is annexed hereto as Exhibit A, and must be approved by shareholders owning a majority of its issued and outstanding shares of stock. The Plan is summarized as follows:

1. Payment of Debts All outstanding Siti obligations shall be paid or provided for out of any receipts from the first net proceeds from the patent portfolio, and when consumed, from any future receipts therefrom. As of the date of this Proxy Statement, all of its known obligations and liabilities have already been paid or provided for by Siti.

2. Expenses All expenses of the ultimate winding-up and dissolution of Siti shall also be paid or provided for out of any such receipts, and all filings under tax or patent laws or state corporate laws required to complete this final and complete liquidation and dissolution in accordance with law shall be duly made.

3. Redemption of Shares Operative in Exchange for Liquidating Dividends The cash amounts distributed to shareholders in liquidation of Siti, in April, 2006, or as hereafter distributed to shareholders, if there are any further proceeds to distribute, shall be deemed and treated as being in full payment in exchange for the stock of Siti pursuant to Section 331 of the U.S. Internal Revenue Code. The Plan provides for cessation of trading by prompt cancellation of the shares 30 days after its effective date. The shares of stock will not be freely transferable thereafter. The list of former Siti shareholders of record shall be used thereafter solely to determine their pro rata entitlement to any future cash payments under the Plan that may become possible. Such right to participate shall be transferable only by operation of laws of inheritance, succession or otherwise, and the cancelled stock certificate of each former shareholder shall be the primary source of its or its successor’s right to receive any future liquidating dividend payments. Siti will maintain the former shareholder records presently held at its Stock Transfer Agent as long as practicable to facilitate any future cash distributions. See RISK FACTORS AS TO FUTURE PROCEEDS.

4. Liquidation Trust Siti shall make a reasonable determination as to when there are no further prospects of gross receipts from the patent portfolio that may be received by Siti, and/or when any subsequent cash distribution in liquidation to former shareholders is the last one reasonably possible. Siti also reserves the right in the Plan to establish a liquidation trust to cover any receipts at any time on reasonable and fair terms to former shareholders. See Plan at Exhibit A, “X. Liquidating Trust”.

5. Approval Shareholders will review this Proxy Statement and vote to approve or reject the Plan at a special meeting being held for such purpose. See the several large shareholders listed at Security Ownership of Certain Beneficial Owners and Management. If holders of a majority of the Company’s shares approve the Plan in accordance with Delaware law, the Plan will be promptly implemented. If not so approved, the board of directors will continue its existing plan of liquidation pending for five years since 2001 and take other steps it deems advisable, and in the best interests of stockholders, to preserve assets available and maximize shareholder value in the Company.

6. Outstanding Shares The outstanding shares of Siti consist of 30,028,261 shares of common stock (and there are no shares of preferred stock outstanding). No options or warrants are outstanding, except as stated in Exhibit C, the Form 10-K for 2006, at Note 2 to Financial Statements, deemed incorporated by reference herein, amounting to options on 81,500 shares at various exercise prices ranging from $ 0.875 to $2.15, expiring within approximately 1 to 2 years. Holders of options do not have any rights as shareholders until exercise thereof and payment in full for their shares.

7. Periodic Distributions Siti undertakes to distribute periodically to former shareholders of Siti on a pro-rata basis, net proceeds received under a settlement agreement (described below) as a contingent creditor from its former patent portfolio, if and when received, after provision for all costs and expenses relating to the proceeds for collection, taxation and distribution are paid or provided for. Net cash distributions to all former shareholders pro rata are intended to be made, for as long as the reasonable costs and expenses of collection and distribution make their continuation economically practical. That business judgment will be made by current management, or by their successors or by any trustee or receiver appointed in the future to monitor and implement this distribution program. The intention is to distribute some 90% of all monies received during the distribution period, as was done in the recent liquidating dividend, and to continue with published accounting reports on a liquidation basis generally in the form used during the five years since 2001 that Siti has been in liquidation. The stockholders of record after a certificate of dissolution is filed and trading is ended (expected by December, 2006), will determine the list of potential recipients, modified thereafter only by the laws of inheritance, succession, or other forms of lawful transfer.

*Siti intends to follow the procedures set forth in the Delaware General Corporation Law (“DGCL”), including Sections 275 (dissolution procedure) and 278 (continuation for winding up affairs and conducting or defending litigation, for three years after dissolution, plus possible court-approved extensions).

*Application to the Delaware court for extensions are contemplated for several years after 2009 because of the lengthy remaining life in the patents, as discussed below. Under DGCL, Section 279, present or future Siti directors may be appointed trustees, or other persons appointed receiver by the court, for good cause shown. Application may be made by any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time. A replacement, by an independent and disinterested third party is always a possibility under Delaware law. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the final settlement of the unfinished business of the corporation ( Sec. 279).

*In addition, facts after 2009 may suggest it is appropriate to use a liquidation trust for the collection of net proceeds for distribution to former stockholders, employing a bank as co-trustee and distribution agent, which also would come under the authority of the Delaware court ( Sec. 279). The Plan herein ( Exhibit A, Article X) provides for such use, on several occasions, and the court can enjoin, amend or re-fashion the liquidation trust to do equity for all stakeholders in the dissolved corporation on application of any creditor, stockholder or director or any other person who shows good cause therefor. The sequence of court procedures listed above will provide protection for former stockholders, and continuity of fiduciary duties regardless of death, inability or unwillingness to serve, or resignation by any director, attorney, trustee or receiver.

Siti may also use DGCL Sections 280-281 (notice to claimants for filing of, and security for their claims) if creditor or other claims arise, making additional guidance by the Delaware Chancery Court advisable. Siti has since liquidation began in 2001 avoided incurring any creditor claims against it, and intends to continue such practice.

Practical Considerations There are complications in gathering in maximum proceeds from Siti’s single asset—a contingent creditor position in a patent portfolio for cell phones and wireless communications, because the patents last from 2009 through 2021. See II Underlying Facts on Liquidation, par. 6 describing “The Patents”. The Delaware procedures for a corporation in dissolution are general, and must be followed carefully. They must also be applied in a reasonable, practical manner by Siti and its agents, subject to the fiduciary principles of a duty of care, and duty of loyalty to stockholders. E.g. the law provides a three year period after filing for dissolution in late 2006, but the period may be extended by multiple applications to a Delaware Court. Three years end in 2009, and much of the value in the 19 patent portfolio exists in special “cell phone roaming” and “spectrum-sharing” patents not expiring until 2013, and also in a newer patent on “wireless spectrum sharing” that lasts until 2021. An important litigation on these subjects and several open claims thereon are now in progress by the patent owner. Often patent infringement lawsuits continue past the date of expiration of the patents involved. Hence, court applications to extend the dissolution period after 2009 are anticipated by Siti. But the proceeds may be coming in so slowly, with some overhead continuing, that after the 2009 period, the use of a liquidation trust and/or involvement of a bank to receive and distribute proceeds to shareholders may then seem reasonable and economical. Delaware procedure and the common law of Delaware and New York covers all such events. Further enforcement of Siti’s creditor rights under the settlement agreement might also require lawsuits, carried on from 2006 onward, and court review in Delaware or New York could become necessary. Finally the owner of the patents may want to sell them, or just buy-out Siti’s creditor interest, during this lengthy period, requiring more refinements in the lengthy dissolution process, with court assistance available in Delaware or New York. The settlement agreement in the patent litigation also has certain protective provisions obtained by its counsel for Siti’s benefit, more economically enforceable in New York than in a new proceeding in Delaware. It should also be noted that the major stockholders of Siti owning 83% include, in addition to Mr. Powers ( a lawyer and businessman), four other experienced, successful businessmen, one of whom is also an eminent lawyer.

Intentions The guiding principle is maximizing a return to Siti for the purpose of pro-rata distributions to all former stockholders as soon as practicable, i.e. collecting the proceeds. In addition to their fiduciary obligations as lawyers, both Siti’s chairman/ceo ( a dividend recipient as a 46% beneficial owner of Siti stock) and its special litigation law firm ( owning a 1/3 contingent fee interest in future proceeds, but not involved in any Siti corporate activity ) have a practical incentive to do so, through their respective rights to a share therein, as described elsewhere in this Proxy Statement. They have demonstrated such commitment in their effective handling of the patent litigation 2003-2006 that created the first liquidating dividend of $4.5 million, and these potential future proceeds to Siti, monitored and well protected under New York law.

The money due to stockholders will be gathered during dissolution, or in a liquidation trust for the indefinite period stated. It will then be distributed pro-rata, subject to judicial review. There is no minimum amount now contemplated. But distributions by mail of liquidating dividends to thousands of former stockholders are costly, in handling and in legal time. The process will be managed economically as net proceeds reach a reasonable threshold.

Present intentions are that: When the cumulative net amount received and available for shareholder distribution by Siti, after provision for costs and expenses, exceeds several hundred thousand dollars at any time after the date hereof, a cash distribution is intended to be made. But it shall be subject to management’s or a trustee’s reasonable and good faith judgment, including postponement, if collections foreseen justify avoiding costs of multiple distributions within six months of each other, or if other unforeseen circumstances or any creditor claims against Siti should hereafter arise, making any such distribution impractical or unlawful. Siti believes that Delaware and New York law, and the Plan in Exhibit A, cover all such events.

8. Other Matters The Plan contains provisions for continued indemnification of officers and directors, contingency reserves, surrender or other production of cancelled stock certificates, a liquidation trust when desirable, and amendment and/or abandonment of the Plan, to the extent permitted by Delaware law, without the necessity of further stockholder approval.

The foregoing is a Summary, and the complete Plan as adopted by the board of directors is annexed hereto as Exhibit A, and should be reviewed for further details. A number of RISK FACTORS are also discussed below, at several places where relevant.

II Underlying Facts on Liquidation Siti is a renamed corporation; its earlier name until l999 was Spectrum Information Technologies, Inc. (“Spectrum”). It was a publicly owned company, that developed cellular telephone patents and was enforcing and licensing them for several years before filing for bankruptcy reorganization in 1995; it emerged therefrom in 1997. Within two years after reorganization, it had consumed most of its capital and was preparing to make a similar filing once again in December 1998. However, several new private investors headed by Lawrence Powers agreed to buy enough stock for control of this publicly held corporation, first paying in some $1 million, and intending to make a fresh start in a totally different direction in December 1998-early 1999, by seeking to build a business of substance on the Internet.

Siti built and conducted an Internet business with several websites from 1999 through 2001 for the marketing of “New Media” music industry news and services. But Siti incurred losses continuously during this development through 2001, consuming the $3 million in total cash equity capital invested 1999-2001 solely by its new major shareholders. Siti finally shut down its operations at the end of 2001. Its common stock had risen in trading price for a period of time, but soon fell to $ .02 to .04 per share in 2002 where it traded at very low volume until February of 2006. See Market for the Company’s Common Stock, etc. A liquidation plan was in effect from 2002 onward. Siti had no debts and did not require another bankruptcy reorganization, but it had no material net worth from 2001 through 2006. There were no funds for liquidating distributions to stockholders.

Siti had liquidated its then known assets ( office equipment in rented New York space for less than $25,000) in the closing months of 2001. It paid all outstanding creditor claims ( all negligible). Its capital for Internet development had largely been consumed in salaries, benefits and equipment for some 25 employees. Shareholder-investor managers, headed by Lawrence Powers as Chairman/CEO, and two other active investor-managers ( Robert Ingenito and John Iannitto) did not request or receive any salaries from Siti. It had negligible business revenues from 1999-onward. Upon liquidation of all known assets in 2002, Siti became a corporate shell with no operating assets, nominal cash on hand and no material liabilities. It had surrendered the lease on its offices, discharged all salaried employees except for one part-time financial officer (Toni Ann Tantillo), and minimized expenses. The largest investor and Chairman/CEO ( Mr. Powers) and the accountant and chief financial officer ( Ms. Tantillo) managed what was left of this company from their respective homes-offices without rental charges to Siti. Siti paid a modest salary only to the financial officer 2002 through the present. Its primary costs were accounting, stock transfer agent fees, SEC compliance filings ( performed without charge 1999-mid 2006 by the CEO who is a lawyer) and minor office expenses. See Management’s Discussion and Analysis of Financial Condition and Status of Liquidation -Liquidity and Capital Resources, following Selected Financial Data.

By liquidation in 2002 the private investors had purchased unregistered, legended stock for over $3 million with no prospect of selling their shares. The assets were liquidated, debts were paid and there was nothing left to distribute to shareholders in liquidation from 2002 onward. The costs of distributing any nominal sums in hand far exceeded their amount, and the sums were used for operating expenses. But starting in 2003, the private investors invested nearly $1 million more in unregistered stock, and made $220,000 in contingent cash loans, to finance a patent collection lawsuit (separately described at par. 2. Hidden Assets Discovered below). To date these private investors still own the unregistered, legended shares that they bought from Siti, amounting to 83% of outstanding shares. See Security Ownership of Certain Beneficial Owners and Management. None of them have ever sold any of their shares to the public. The Corporation never did any public financing, nor any borrowings except from these individuals. Since 2001, the Corporation has remained in liquidation and inactive, with only nominal trading in its shares. It kept filing unaudited SEC reports throughout, although under SEC rules its “inactive” status enabled it to eliminate the expenses of annual auditing after 2002. Siti is still publicly held with about 14% of its outstanding shares owned by some 5,400 public shareholders, derived from its 1997 bankruptcy reorganization. Most of the balance is held by the individual private shareholder investors who had provided all of its capital since 1999.

1. Unsuccessful Attempts to Create Residual Shareholder Value Siti explored the creation of some shareholder value by the possibility of a “reverse merger” into its shell from 2002 through 2006. Such a transaction could possibly generate some value payable solely in shares to all holders in exchange for allowing a new control group to first, contribute a sound going business, then take control of Siti (or a subsidiary), as a public company without liabilities, and then own 90-95% of Siti’s former equity. A reverse merger was a liquidation transaction that could possibly result in a small minority of shares in a going business being distributed to Siti shareholders, at a time when no other source of liquidation proceeds to shareholders appeared attainable. Management spoke to several candidates, and expended substantial professional effort over nearly five years, without any charges to Siti, to reach agreement on at least one such transaction.

But none of the candidates reviewed had the requisite capital or an established business base justifying such capital. They came to Siti also requiring outside professional help in raising their money, as well as providing them their publicly traded vehicle. Some also had other complications making a reverse merger unwise for Siti. Siti decided to abandon any such liquidation prospects as of late August 2006. Siti has had no serious negotiations on this subject since 2003. It has remained a corporate shell since 2001 with the one part-time accounting employee, no formal offices, and executive and extensive legal services contributed without pay (until mid-2006) by Mr. Powers, its largest shareholder. As stated, Siti’s stock traded at $ .02-.04 per share during most of this period with only nominal volume. These facts were disclosed in regular SEC filings each quarter and fiscal year 2002-2006. See Market for the Company’s Common Stock, etc.

2. Hidden Assets Discovered However, a major corporate surprise occurred in mid 2003. Siti discovered evidence that it may have been unfairly treated as to a portfolio of cell phone patents ( its only asset in 1998 ), by written and oral statements that the patents were without any material future value, as Siti sank into its second reorganization, imminent in late 1998. The statements were repeated during its first year of operations (1999) to the new investor-management, by knowledgeable professional agents and former employees of Siti. The key persons involved had never dealt with Siti’s new Chairman and CEO previously. After several months of investigation in 2003, Siti concluded they were in breach of fiduciary duties for buying the patent portfolio for $24,000 from Siti, without disclosing their plans, or the patents’ intrinsic value if further refined and properly developed. Siti sued them in New York where its offices had been located for decades, and the claimed wrongs occurred.

Siti had found eminent Special Litigation Counsel in 2003 willing to represent Siti on a 1/3 contingent fee basis to such firm. Siti brought suit against several defendants in late 2003, and engaged in active investigation, discovery, retention of experts of high technical standing, and extensive litigation motions going into all of the underlying facts and expert opinions. The new owners had earned gross revenues of some $15 million from 1999 through 2005. These litigation efforts continued to the eve of trial in early 2006, at great expense to Siti, all provided by additional investments from its large individual stockholders. The case was financed by its large shareholders purchasing stock and making loans to Siti through 2005 as described above. They had no expectation of selling any stock in the open market or any expectation of loan repayments from any source, except by the outcome of the case. The Chairman/CEO was an active investigator, lawyer and witness in the case throughout, but he did not request any legal fees at the conclusion of the case, preserving maximum benefits for all shareholders pro rata in Siti’s shell. This collection litigation starting in 2003 became the primary activity in Siti’s ongoing liquidation ( pending since 2001).

3. Settlement Because of the intricate investigative and legal work done, a settlement was concluded on the eve of trial and reduced to writing by March 2006, without admission of liability by any defendant. The cash paid to Siti was $7,750,000 for the contested claims of breach of fiduciary duty in wrongful taking of corporate assets. This sum in settlement was about 50% of the $15 million in gross revenues of the portfolio received by the several defendants 2000-2006. Siti thereby “sold” its claim in equity to regain ownership of its former patent portfolio and damages, to the defendants just before a jury trial commenced. The result was a net $5,152,000 cash recovery to Siti for its loss of these capital assets, after payment to Siti’s Special Litigation Counsel of its 1/3 contingent fee. Siti also received a secured creditor interest in any future gross receipts from the patent portfolio ( 15% on the first $10 million, 20% on the next $10 million, and 25% on any receipts exceeding $20 million described at par.7 below), in which outside counsel would also retain 1/3, if and when received. There were no assurances that anything would ever be forthcoming on such creditor interest. But for the first time since its liquidation began in 2002, Siti had a fund to distribute as a liquidating dividend to stockholders.

Siti’s plan for a liquidating dividend of substantially all of the settlement cash pro rata to all shareholders was fully described in several press releases and SEC filings as the settlement was concluded. See Exhibit B (1)-(2) with two Form 8-K filings embodying liquidating dividend announcements. The speculative and doubtful nature of any future cash receipts from the settlement was also described in such material. A monitoring program was included in the settlement agreement, followed by creditor lien filings under supervision of outside patent counsel, to protect Siti’s position. Trading in spring 2006 bid the $.02 per share price of Siti above $ .20 per share during the period of these press releases, presumably in anticipation of the announced $ .15 per share liquidating dividend and some possible residual value in later cash distributions. See Market for the Company’s Common Stock. Siti was a liquidating company shell in 2002 and remained such through 2006, notwithstanding these collection receipts making it partially whole from its tort litigation. It had no plans for and did not go into any new business, and has no such plans now. It litigated in order to generate a fund for stockholders, for distribution pro-rata in liquidation.

4. Liquidating Dividend The net cash received ( after provision for payment of ongoing loans, costs and fees) became the subject of a liquidating dividend of $ 4,504,000 to all Siti shareholders pro rata, amounting to $ .15 per share. It was completed in April-May of 2006. It was the first liquidating dividend distribution to any shareholder. An amount was retained by Siti ( some $ 600,000) to pay: its unpaid loans of $220,000 incurred to cover litigation costs, several unpaid expert costs and settlement expenses, potential taxes, and other costs necessary to ensure payment of Siti’s share as a creditor in any future gross receipts from the patents. As of August 31, 2006, Siti had Net Assets in Liquidation of $ 279,000 in cash. See Selected Financial Information.

5. Prospective Additional Proceeds for Liquidating Dividends Over the summer of 2006, the former defendant owners of the patents began sharing more information with Siti than they were required to share during adversarial litigation/settlement negotiations. The facts soon clarified by late August, 2006: There does not appear to be any prospect of further material receipts until mid 2007, if then. The owners of the patent portfolio are conducting serious litigation against third parties claimed to be infringers, and related steps that may yield substantial gross receipts to Siti, but it is not quantifiable in 2006. Another distribution of cash as a liquidating dividend is not foreseen for 12 to 18 months, based upon the patent owner’s reports as to the tempo of its own business operations. The stock of Siti still trades publicly at nominal volume, and remains at $ .05 per share, but there is no viable market for the stock other than in minor amounts. Siti remains a defunct shell except for the settlement claim receivable, which is highly speculative and at best, well into the future. There is no corporate business, and as noted, the five year search for a “reverse merger” partner as a source for a nominal amount of shares in a “good” business was abandoned in late August 2006. There are no financial prospects at Siti except for the settlement claim as described above.

For these reasons the existing liquidation plan underlying the first installment of cash distributed must now be accelerated to become one of final and complete liquidation in 2006. Pursuant to long-established corporate tax law principles ( Section 331 of the U.S. Internal Revenue Code), it results in the cancellation of all outstanding shares in exchange for the liquidating dividend, including any future cash distributions thereon, if any. This Final Liquidation is now being coupled with Dissolution of the Corporation to be duly commenced under Delaware law, as soon as possible.

6. Resolution by Board and Shareholder Consent The board of directors of Siti unanimously determined to formalize and adopt this plan of complete and final liquidation ( basically in process since 2001) to be promptly followed by dissolution of Siti, effective after circulation of this Proxy Statement, followed by a special meeting to obtain approval of stockholders owning a majority of its outstanding shares. The Plan provides for further cash installments on the liquidating dividend pro rata to all former stockholders, if a material amount of cash from the patent portfolio is received by Siti from its passive creditor position, which potential result appears to be at best, 12-18 months in the future. The net proceeds will be distributed pro rata to all former stockholders by mechanisms built into the Plan in Exhibit A. The Plan also provides for the cancellation of all outstanding shares in exchange for the recent liquidating dividend, including future cash distributions thereon, if any. The Plan is coupled with dissolution of the corporation being commenced under Delaware law. The Plan formalizes what has been a plan of liquidation in process for nearly five years. All business activities ceased in 2002, Siti has no other assets but this contingent creditor claim receivable from the recent settlement. Siti has no operating business, does not intend to start any such business and will remain a corporate shell.

The Patents Siti’s sole source for paying future taxes, costs and liquidating dividends will be from the secured creditor interest of Siti in its former patent portfolio, but solely to the extent of any future receipts thereon. The portfolio consists of 19 patents and pending applications that cover data and voice connections between computers and cell phones, and roaming across the U.S. and elsewhere with cell phones, personal digital assistants and wireless equipment in vehicles. The latest patents in the portfolio also cover spectrum sharing among various wireless communication networks. The Company’s senior creditor position in future proceeds is documented in filings in the U.S. Patent and Trademark Office and in several states under the Uniform Commercial Code. Siti management believes, on good factual grounds including the technical opinions of its eminent experts in wireless technology employed in the litigation, that there are Gross Proceeds yet to be earned therefrom. Moreover, they can be handled effectively for the benefit of all stockholders during Siti’s Final Liquidation and Dissolution.

7. Future Proceeds. The assignment to Siti of future Gross Proceeds ( if any, and as defined), that are received by the former defendant patent holding company (the “Patent Holding Company”) after January 19, 2006, will consist of 15% of the first $10 million in Gross Proceeds, 20% of the next $10 million, and 25% of all Gross Proceeds in excess of $20 million. “Gross Proceeds” means all proceeds received by the Patent Holding Company from the entire patent portfolio, before any deduction for such former defendants’ own counsel fees, costs and expenses of operations, salaries or other distributions to members of defendant Patent Holding Company. In other words, Siti must be paid from the first funds received as Gross Proceeds. That first claim on gross receipts was a key element in the negotiations that led to settlement. Siti is a senior creditor therein, and has no ownership interest in the patent portfolio or in such Patent Holding Company. Siti notes that this company has been honoring its obligations to date, all claims have been compromised and settled with finality, and its two principals have endeavored to meet Siti’s good will with comparable good will. They are believed to be men of substantial business ability, focused on engineering/patent development and enforcement skills. They have been working cooperatively with Siti, while each party in the ongoing relationship recognizes their contractual boundaries of owner and creditor.

RISK FACTORS AS TO FUTURE PROCEEDS

Siti does not know how much, if any, in future Gross Proceeds are still obtainable from this patent portfolio, and ultimate results are very speculative. Current or future changes in technology may affect the patent properties adversely. Infringement litigation by the owner is costly, involves risk to the patent portfolio, and such Patent Holding Company must obtain its own financing. Siti’s share of future Gross Proceeds is subject to these and other business risks as a creditor to such Patent Holding Company. The settlement has been reached after protracted litigation, and requires ongoing monitoring under its disclosure terms by Siti as a creditor. Under the settlement, Siti cannot exercise any control over licensing or other decisions that could generate or otherwise impact Gross Proceeds. No assurance can be given that anything more than the initial net cash value in this settlement will be received by Siti. Future proceeds to Siti are also subject to 1/3 fees payable to Siti’s Special Litigation Counsel. There will be accounting, legal collection and shareholder distribution costs in the future. Reserves will be established as Siti’s Final Liquidation and Dissolution continues. As of the date of this

Proxy Statement, Siti knows of no pending or threatened legal actions or creditor claims against the Company that would have a material impact on the liquidation or its financial condition.

OTHER STOCKHOLDER INFORMATION

See also Selected Financial Information, which contains recent data from the Company’s Form 10-K for 2006, and Form 10-Q for the three months ended June 30, 2006 attached as Exhibits C and D hereto. Additional information for stockholders is in Exhibit C, Form 10-K Annual Report for 2006, at Item 1. Business-Financing, Audited Financial Statements and Management Background; Item 2. Properties; Item 10. Directors and Executive Officers; Item 11. Executive Compensation; and Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K. All such items are deemed incorporated by reference herein.

The total expenses of this Information Statement, not to exceed an estimated $50,000 will be borne entirely by the Company. No expenses of solicitation are planned other than printing, mailing, stock transfer agent fees, and reasonable legal charges payable to Mr. Powers ( who is Chairman/CEO and beneficial holder of 46.1% of the stock ). No payments for solicitation or proxy services are planned, and there will be no change in the regular compensation, or the absence thereof, to employees and officers described elsewhere herein. Each large stockholder described in Security Ownership of Certain Beneficial Owners and Management has a substantial economic interest in completion of the corporate and tax matters, as a stockholder, to be acted upon herein. Such economic interest, while in varying amounts based on share ownership, is believed to be substantially identical to those of all other stockholders, unless indicated otherwise herein.

If you have any additional questions about this Proxy Statement, or if you need additional copies of any public filings referred to or incorporated by reference herein, you should contact Toni Ann Tantillo, our Corporate Secretary at (212) 925-1181 or her address at 111 Lake Avenue, Tuckahoe, New York 10707. They will be provided promptly without charge. Our public SEC filings can also be accessed and printed-out through several well-known financial news services and “Edgar” on the Internet, and at the SEC web site at www.sec.gov.

Record date This Proxy Statement will be mailed to those stockholders shown of record as of October 20, 2006. The Plan provides for the cancellation of all outstanding shares in exchange for the recent liquidating dividend, and any future liquidating dividend distributions that may become possible.

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the board of directors of Siti-Sites.com, Inc. (“Siti,” the “Company” or “Corporation”), for use at the Special Meeting of Stockholders to be held on November 14, 2006 at 11:00 a.m. local time (the “Special Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at our offices at the firm of Toni Ann Tantillo, CPA, located at 111 Lake Avenue, Tuckahoe, New York 10707. We intend to mail this proxy statement and accompanying proxy card on or shortly after October 20, 2006 to all stockholders entitled to vote at the Special Meeting.

PURPOSES OF THE SPECIAL MEETING

The purposes of the Special Meeting are to (i) consider and vote upon a proposal to approve the final liquidation and dissolution of the Company and adopt the Plan substantially in the form attached as Exhibit A to this proxy statement and (ii) transact any other business that properly comes before the Special Meeting.

RECORD DATE AND OUTSTANDING SHARES

Only holders of record of our common stock at the close of business on October 20, 2006 will be entitled to notice of and to vote at the Special Meeting. As of the close of business on September 22, 2006 we had outstanding and entitled to vote 30,028,261 shares of our common stock.

VOTING AND SOLICITATION

Each holder of record of our common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock shall constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Plan. Abstentions and broker non-votes will have the same effect as negative votes with respect to the proposal. Adjournments may be made for the purpose of, among other things, soliciting additional proxies in favor of any or all of the Company’s proposals. An adjournment may be made from time to time by the holders of shares of the Company’s common stock representing a majority of the votes present in person or by proxy at the meeting without further notice other than by an announcement made at the meeting. No proxies voted against approval of any of the proposals will be voted in favor of adjournment of the meeting for the purpose of soliciting additional proxies.

Shares of our common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: FOR the approval and adoption of the Plan. No business other than that set forth in the accompanying Notice of Special Meeting is expected to come before the Special Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the board of directors may recommend.

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners.

QUORUM

A quorum of stockholders is necessary to hold a valid meeting. A quorum is present if at least a majority of the outstanding shares are represented at the meeting in person or by proxy. Abstentions and broker non-votes are counted for purposes of establishing a quorum.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by (i) filing with the Secretary of the Company, Ms. Tantillo at her offices at the firm of Toni Ann Tantillo, CPA, located at 111 Lake Avenue, Tuckahoe, New York 10707, at any time prior to the Special Meeting, a written notice of revocation, (ii) executing and delivering to the Secretary of the Company a proxy bearing a later date at any time prior to the Special Meeting, or (iii) attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for the Company’s Special Meeting of Stockholders is established by the Company as October 30, 2006 pursuant to SEC Proxy Rule 14a-8. The deadline for submitting a stockholder proposal that is not to be included in such proxy statement and proxy is also October 30, 2006.

SOME QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

THE FOLLOWING ARE FOR CONVENIENCE ONLY; PLEASE READ CAREFULLY THE PROXY STATEMENT IN ITS ENTIRETY AND ALL EXHIBITS. THE PLAN IS EXHIBIT A.

Q: WHAT WILL BE VOTED ON AT THE MEETING?

A: You will be voting on one proposal: To approve the Plan of Final Liquidation and Dissolution, substantially in the form of Exhibit A to this proxy statement. You will be asked to vote on any other business properly before the meeting, but presently Siti does not anticipate any other business.

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Q: WHAT WILL HAPPEN IF THE PLAN IS NOT APPROVED?

A: The Final Liquidation and Dissolution of the Company will not occur and our board of directors will continue to explore other alternatives available for our future. In addition, there will be ongoing unnecessary expenses as a publicly traded company, reducing further cash liquidating distributions to our stockholders under our existing liquidation, which expenses would otherwise be largely eliminated by the Plan. Assessments of stockholders to cover these expenses would probably become a necessity.

Q: WHAT DOES THE PLAN ENTAIL?

A: The Plan of Final Liquidation and Dissolution provides for the voluntary liquidation, winding up and dissolution of Siti. As the Plan is implemented, we will liquidate our remaining assets, satisfy or make reasonable provisions for our remaining obligations and make distributions to the stockholders of available future liquidation proceeds. However, if our board of directors determines that liquidation and dissolution are not in the best interests of the Corporation or its stockholders, the board of directors may direct that the Plan be abandoned. SUCH POSSIBILITY IS REMOTE, BECAUSE SITI HAS NO FURTHER BUSINESS PLANS.

Q. WHAT ALTERNATIVES TO THE PLAN DID WE CONSIDER?

A. In the face of our shut-down in December, 2001, our board of directors and management considered a number of alternatives to final liquidation and dissolution. The board of directors and management took steps to minimize our operating costs, including reductions in our staff to one part-time employee, and elimination of offices. Over the last several years, our board of directors and management actively investigated “reverse merger” opportunities with various parties without a satisfactory result being possible. We reviewed our non-existent business prospects, except for some possible future proceeds as a secured creditor to a former patent portfolio ( as described above, which came to fruition in 2006), and recently evaluated the lack of foreseeable recovery thereon for the next 12 to 18 months, and the lack of other alternatives. The board of directors has determined that the voluntary complete liquidation and dissolution are the best alternatives for maximizing stockholder value. Siti’s dissolution decision could not be made until after the recent settlement, and a cooperative exchange of facts with the patent owner through August 2006, clarified Siti’s limited future activity.

Q: WHEN WILL THE STOCKHOLDERS RECEIVE ANY FURTHER PAYMENT FROM THE PLAN?

A: We currently anticipate that the Company will if necessary and advisable, petition the Delaware Court of Chancery in connection with the dissolution if and when the Company receives any material future proceeds as a creditor of the patent portfolio. However, the timing and amount of the distribution is within the discretion of the Delaware Court of Chancery and cannot be predicted with certainty. In addition, we cannot assure you that the Delaware Court of Chancery will allow any further installments of liquidating distributions. We currently anticipate that any future distribution possible will be made to stockholders as and when practicable under Delaware law. Siti never borrowed any substantial amount of money and there are no known creditor claims against it. A filing and legal delays in Delaware may not be necessary.

Following the procedures set forth in Sections 280 and 281(a) of the Delaware General Corporation Law (the “DGCL”), we expect the distribution of the remaining amounts, if any are available for distribution, will be made to stockholders following the filing of the Plan of Dissolution now planned in

November, 2006. However, the actual time of distribution may be up to three years following the filing date, or such longer period of continued existence as directed by the Delaware Court of Chancery. The potential gross receipts from the patent holding company as its creditor may not be forthcoming for many years in the future, and material value in the patents could conceivably endure through their varying expiration dates 2009-2021.

Q: WHAT AMOUNT ARE STOCKHOLDERS RECEIVING FROM THE PLAN?

A: Stockholders have received a liquidating distribution of $ .15 per share. ( A $ 4,500,000 liquidating dividend divided among 30,028,261 shares is $ .15 per share. ) Due to the uncertainties as to the net realizable value of our sole asset, our defined creditor status in any future proceeds from the patent portfolio, and the ultimate settlement amount of any unknown liabilities, it is impossible to predict with certainty the aggregate net values, if any, which will ultimately be distributed to our stockholders after the Plan is implemented by the board of directors. Stockholders may not receive anything more. Further, at this point, our defined creditor position is contingent on the actions of the owner of the patents, and is not an asset that we can value, readily sell or otherwise dispose of at an acceptable price. The owner controls any further sale, realization or disposition of the patents.

Q: DO I HAVE APPRAISAL RIGHTS?

A: No. Under Delaware law, appraisal rights are not available in connection with the Plan of Final Liquidation and Dissolution.

Q: WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN TO ME?

A: A stockholder will realize, for federal income tax purposes, gain or loss equal to the difference between (i) the sum of the cash plus the value of any property distributed to such stockholder as a liquidating dividend, directly or to the liquidating trust on the stockholder’s behalf; and (ii) such stockholder’s adjusted tax basis in his shares of our common stock. WE URGE EACH STOCKHOLDER TO CONSULT WITH HIS OR HER OWN TAX ADVISORS REGARDING TAX CONSEQUENCES OF THE PLAN OF FINAL LIQUIDATION AND DISSOLUTION. This item of tax law was described in our public release on the liquidating dividend in April, 2006. See Certain Federal Income Tax Consequences, and Exhibit B (2) below.

Q: CAN I SELL MY SHARES ONCE THE PLAN IS APPROVED BY STOCKHOLDERS AND A DISSOLUTION IS FILED IN DELAWARE?

A: No, but understand that such filing for dissolution is expected to occur by November, and trading may continue for 30 days through November-December, 2006, before transfer books are closed. Notice of the exact date will by publicized. If the Plan is approved by the stockholders, we intend to close our transfer books and delist our stock from the PINK SHEETS Market shortly after the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under Delaware law. Following the publicized date, we will not record any further transfers of our common stock or issue any shares of our common stock upon the exercise of outstanding options or warrants.

Q: WHAT DO OUR STOCKHOLDERS NEED TO DO NOW?

A: After carefully reading and considering the information contained in this proxy statement, including the Plan attached as Exhibit A and the other exhibits attached, each Siti stockholder should complete and sign his or her proxy and return it in the enclosed return envelope as soon as possible so that his or her shares may be represented at the Special Meeting. A majority of shares entitled to vote must be represented at the meeting, either in person or by proxy, to enable us to conduct business at the Special Meeting.

Q: WHO CAN HELP ANSWER QUESTIONS?

A: If you have any additional questions about any of the proposals or if you need additional copies of this proxy statement or any public filings referred to in this proxy statement, you should contact our Corporate Secretary, Toni Ann Tantillo at 212- 925-1181. Our public filings can also be accessed at the Securities and Exchange Commissions (the “SEC”) web site at www.sec.gov.

DISSOLUTION RISK FACTORS

STOCKHOLDERS MAY BE LIABLE TO OUR CREDITORS FOR THE AMOUNT RECEIVED FROM US IF OUR RESERVES ARE INADEQUATE.

A Certificate of Dissolution will be filed with the State of Delaware dissolving the Company after circulation of this Proxy Statement and approval of the Plan by a majority of stockholders, and probably be filed by November 2006. Pursuant to the DGCL, the Company will continue to exist for at least three years after the dissolution becomes effective, or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against it and enabling us gradually to collect upon and dispose of our assets, to discharge our liabilities and to distribute to our stockholders any remaining assets.

Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities during this three-year period, each stockholder could be held liable for payment to our creditors of such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve. The liability of any stockholder would be limited to the amounts previously received by such stockholder from us (and from any liquidating trust or trusts). Accordingly, in such event, a stockholder could be required to return all distributions previously made to such stockholder and a stockholder could receive nothing from us under the Plan. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. The contingency reserve established by us may not be adequate to cover any expenses and liabilities. Large stockholders of Siti and those in management have been made conscious of this possibility, and Siti believes it has established sufficient reserves to control this risk, governed by all potential liabilities that have been evaluated.

YOU WILL NOT BE ABLE TO BUY OR SELL SHARES OF OUR COMMON STOCK AFTER THE FINAL RECORD DATE.

We intend to close our transfer books and delist our stock from the “Pink Sheets” on the date 30 days after which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware (the “FINAL RECORD DATE”). After the Final Record Date, we will not record any further transfers of our common stock except pursuant to the provisions of a deceased stockholder’s will, intestate succession or operation of law and we will not issue any new stock certificates other than replacement certificates. In addition, after the Final Record Date, we will not issue any shares of our common stock upon exercise of outstanding options or warrants. It is anticipated that no further trading of our common stock will occur after the Final Record Date. All liquidating distributions from the liquidating trust or the Company on or after the Final Record Date will be made to the former stockholders pro rata according to their holdings of common stock as of the Final Record Date. This item, i.e. a liquidating dividend, effects a redemption and cancellation of stock, and is basic to corporate liquidations and liquidating dividends to stockholders, under Sec. 331 of the Internal Revenue Code ( the “Code”) and many court decisions for over 75 years.

ABSENCE OF APPRAISAL RIGHTS

Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company’s common stock in connection with the transactions contemplated by the Dissolution, or to any similar rights under Delaware law.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES AND RISKS

The following discussion is a general summary of the material federal income tax consequences of the Plan, to the Company and its stockholders, but does not purport to be a complete analysis of all the potential tax effects. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain federal income tax laws--such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign individuals and entities--nor any tax consequences arising under the laws of any state, local or foreign jurisdiction--nor the effect of purchases at different times and the cost basis allocated to each bloc when purchased, as enforced under the tax laws.

The discussion is based upon the Code, Treasury Regulations, administrative rulings and judicial decisions now in effect, all of which are subject to change at any time, either prospectively or retrospectively, by legislative, administrative or judicial action. No ruling has been requested from the Internal Revenue Service (the “IRS”) with respect to the anticipated tax treatment of the Plan of Final Liquidation and Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax treatment summarized herein. Siti, however, made a study of the statutes and case law in such matter in connection herewith, and shared it with its outside accountants for purposes of its tax returns in process. The following discussion has no binding effect on the IRS or the courts.

Further, there is no assurance that the Liquidation Trust, if created under the Plan, will be treated as a liquidating trust for federal income tax purposes or that the distributions made pursuant to the Plan, including any future distributions, will be treated as liquidating distributions. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or the stockholder level, thus reducing the benefit to the stockholders and the Company from the final liquidation and dissolution.

CONSEQUENCES TO THE COMPANY

It is anticipated that the Company will not incur any material tax liability from the settlement of its litigation in 2006 or any asset distribution. Among other matters, Siti has substantial tax loss carry-forwards 1999-2006 which exceed the cash settlement amount. As we liquidate, we will continue to be subject to tax on the Company’s taxable income until the liquidation is complete ( i.e., until all of our remaining assets, whenever realized, have been distributed to the stockholders or the liquidating trust). We will recognize gain or loss upon any liquidating distribution of property to stockholders or to the liquidating trust as if such property were sold to the stockholders or liquidation trust. The amount of such gain or loss will equal the difference between the Company’s adjusted tax basis for each asset and the asset’s fair market value on the date of distribution.

CONSEQUENCES TO STOCKHOLDERS

In brief summary form: A stockholder will realize, for federal income tax purposes, gain or loss equal to the difference between (i) the sum of the cash plus the value of any property distributed to such stockholder as a liquidating dividend, directly or to the liquidating trust on the stockholder’s behalf; and (ii) such stockholder’s adjusted tax basis in his shares of our common stock. WE URGE EACH STOCKHOLDER TO CONSULT WITH HIS OR HER OWN TAX ADVISORS REGARDING TAX CONSEQUENCES OF THE PLAN OF FINAL LIQUIDATION AND DISSOLUTION. Providing further detail:

The stockholders will not recognize any gain or loss as a result of the settlement of the Company’s litigation in 2006 or future proceeds therefrom, if any. As we have paid or will pay liquidating distributions, a stockholder will recognize gain or loss equal to the difference between (i) the sum of the amount of money and the fair market value of property (other than money) distributed to such stockholder directly or to the liquidation trust on the stockholder’s behalf, and (ii) such stockholder’s tax basis for his shares of common stock.

A stockholder’s tax basis in his shares will generally equal the stockholder’s cost for his shares of common stock as to each bloc on the date of purchase. The gain or loss will be a capital gain or loss, assuming the common stock is held as a capital asset. Long-term capital gain realized by a stockholder that is an individual, estate or trust is generally taxed at a maximum rate of 20%. A capital gain or loss will be long term with respect to stock that has been held by a stockholder for more than one year. Capital losses can generally be used to offset capital gains and, for individuals, estates or trusts, up to $3,000 of ordinary income. The tax basis of any property other than cash received by each stockholder upon the complete liquidation of the Company will be the fair market value of the property at the time of the distribution.

As the Company liquidates, we will provide stockholders and the IRS with a statement of the amount of cash and the fair market value of any property distributed to the stockholders (or transferred to the liquidating trust) during that year as determined by the Company, at such time and in such manner as required by the Treasury Regulations.

THE LIQUIDATING TRUST

If we later transfer assets to the liquidating trust, stockholders will be treated for tax purposes as having received a distribution at the time of transfer of their pro rata share of money and the fair market value of property other than money transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. The distribution will be treated as a distribution in liquidation of the stockholder’s common stock. The effect of the distribution on a stockholder’s tax basis in his shares of common stock is discussed above in Consequences to Stockholders.

After formation of the liquidating trust, stockholders must take into account for federal income tax purposes their pro rata portion of any income, expense, gain or loss recognized by the liquidating trust.

As a result of the transfer of property to the liquidating trust and the ongoing activities of the liquidating trust, stockholders should be aware that they may be subject to tax whether or not they have received any actual distributions from the liquidating trust with which to pay such tax.

We believe the liquidating trust will not be treated as an association taxable as a corporation based upon the anticipated activities of the liquidating trust. Accordingly, the liquidating trust itself should not be subject to income tax.

We have not obtained any IRS ruling as to the tax status of the liquidating trust, and there is no assurance that the IRS will agree with our conclusion that the liquidating trust should be treated as a liquidating trust for federal income tax purposes. If, contrary to our expectation, it were determined that the liquidating trust should be classified for federal income tax purposes as an association taxable as a corporation, income and losses of the liquidating trust would be reflected on its own tax return rather than being passed through to the stockholders, and the liquidating trust would be required to pay federal income taxes at corporate tax rates. Moreover, all or a portion of any distribution made to former stockholders from the liquidating trust could be treated as a regular dividend subject to tax at ordinary income tax rates.

SELECTED FINANCIAL DATA

The following selected financial data of the Company as of and for the periods indicated is derived from the financial statements of the Company. The annual information presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included as Item 7., and the financial statements and related notes included as Item 8. in the Form 10-K for the year ended March 31, 2006 and the notes accompanying the tables. The quarterly information presented below should be read in conjunction with the notes accompanying the tables in the Form 10-Q for the three months ended June 30, 2006. Both the Form 10-K Annual Report for 2006 and Form 10-Q Quarterly Report for June 30, 2006 are incorporated herein and set forth in full as Exhibits C and D to this Proxy Statement. Effective January 1, 2002, the Company adopted the liquidation basis of accounting and as a result the selected financial data from fiscal 2002 only reflects operating activity through December 31, 2001.

STATEMENT OF CHANGES IN NET
ASSETS (LIQUIDATION BASIS OF
ACCOUNTING) (Unaudited)

	For the year ended March 31, 2006	For the year ended March 31, 2005	For the year ended March 31, 2004	For the year ended March 31, 2003	For the three months ended March 31, 2002
(Amounts in thousands, except per share amounts)
Net assets in liquidation at beginning of period	8	29	28	11	64
Reduction to net assets in liquidation:
Operating expenses and accrual of estimated costs	(3,256)	(295)	(217)	(260)	(110)
Liquidating Dividend	(4,504)	—	—	—	—
Addition to net assets in liquidation:
Issuance of common stock	180	88	63	75	3

Litigation proceeds	7,750	—	—	—	—

Interest Income	19	—	—	—	—

Refund of charges	—	31	—	17	—
Contribution of management’s services and rent	155	155	155	185	46
Insurance recovery from World Trade Center attack	—	—	—	—	8
Net assets in liquidation at end of period	352	8	29	28	11

SITI-Sites.com, Inc. (excerpted from Form 10-Q as of June 30, filed August 14, 2006):

Statement of Net Assets in Liquidation for the Quarters ended June 30, and March 31, 2006, and Quarter ended June 30, 2005 (Unaudited).

(Amounts in thousands)

	June 30,2006	March 31,2006

Assets
Current assets:
Cash and cash equivalents	$323	$4,925
Receivables and other assets	—	1
Total current assets	1	4,926

Total assets	$324	$27
Liabilities
Current liabilities:
Dividend Payable	—	4,504

Accounts payable and accrued liabilities	8	20
Total current liabilities	8	4,574

Total liabilities	8	4,574

Commitments and contingencies	—	—

Net Assets in Liquidation	$316	$352

SITI-Sites.com, Inc.
Statement of Changes in Net Assets (Liabilities) in Liquidation

Three months ended	June 30, 2006 (Unaudited)	June 30, 2005 (Unaudited)
(Amounts in thousands)

Net assets in liquidation beginning of period	$352	$8
Additions to net assets in liquidation:
Interest income	8	—
Issuance of common stock	—	175
Contribution of management’s services and rent	38	38
Reductions to net assets in liquidation:
Operating expenses and accrual of estimated costs	(82)	(296)
Net assets (liabilities) in liquidation at end of period	$316	$(75)

Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities were comprised of the following:

	June 30, 2006	March 31, 2006
	(Amounts in thousands)
Accrued professional fees	$—	$50
Accounts payable and accrued
Expenses	8	20
	$8	$70

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND STATUS OF LIQUIDATION (Condensed for this Proxy Statement; See Exhibits C-D)

SITI had been seeking merger or sale possibilities with operating businesses who perceived value in a reverse merger with the Company as a publicly traded corporate shell after determining to liquidate as of January 1, 2002. The Company was an Internet media company from 1999-2001 with three websites for the marketing of news and services. The Company’s websites related entirely to the music industry. The business was not viable and all business activity was terminated by early 2002. All available assets where cash could be realized were sold and all outstanding obligations were paid within a few weeks.

STATUS OF LIQUIDATION

SITI continued to seek merger or sale possibilities with operating businesses who could perceive value in a “reverse merger” with the Company as a publicly traded corporate shell, until Siti abandoned all such possibilities in late August, 2006. The Plan of Final Liquidation and Dissolution described above in this Information Statement controls all future activity.

LIQUIDITY AND CAPITAL RESOURCES

The Company’s primary objective now is to conserve its cash while completing its liquidation nd dissolution. As of March 31, 2006, the Company’s net assets in liquidation totaled approximately $352,000; as of June 30, 2006 they were $316,000, and as of August 31, 2006 they were $279,000, all in cash. As of March 31, 2005, the Company’s net assets (liabilities) had totaled approximately ($75,000).

As of March 31, 2006, the Company’s total assets were approximately $4,926,000 which was represented primarily by cash. During the fiscal year ended March 31, 2006, the Company incurred approximately $3,256,000 in operating expenses. Such expenses were composed primarily of legal fees, expert fees and other costs of litigation of approximately $3,043,000 incurred as part of the patent recovery litigation. The Company also recorded a charge of $155,000 for management’s contribution of services and rent; however no payments were required to be made thereon. Salary for its sole (part-time) employee totaled $18,000. Stock transfer fees totaled $24,000 for the fiscal year ended March 31, 2006. Accounting fees totaled $8,000 for the fiscal year ended March 31, 2006. The remaining $8,000 in operating expenses paid during the fiscal year ended March 31, 2006 related primarily to general office expenses. See Form 10-Q for June 30, 2006, consolidated notes to financial statements, for such items in the quarter then ended.

As of March 31, 2005, the Company’s total assets were approximately $ 27,000 which consisted solely of cash. During the fiscal year ended March 31, 2005, the Company incurred approximately

$295,000 in operating expenses. Such expenses were composed primarily of management’s contribution of their services and rent of approximately $155,000; however no payments were required to be made thereon. The Company further incurred legal fees and costs of approximately $90,000 as a direct result of the patent litigation. Stock transfer agent fees totaled approximately $24,000 for the twelve months ended March 31, 2005. Salary and related expenses to one employee for the fiscal year ended March 31, 2005 were approximately $17,000. The remaining $9,000 in operating expenses paid during the fiscal year ended March 31, 2005 related primarily to general office expenses.

As of March 31, 2004 total assets were approximately $34,000 represented primarily by cash. During the fiscal year ended March 31, 2004, the Company incurred approximately $216,000 in operating expenses consisting primarily of management’s contribution of their services and rent of approximately $155,000. Legal fees totaled approximately $13,000 for the twelve months ended March 31, 2004. Such fees are the direct result of the patent litigation. Stock transfer agent fees totaled approximately $24,000 for the twelve months ended March 31, 2004. Salary and related expenses to one employee for the fiscal year ended March 31, 2004 were approximately $14,000. The remaining $10,000 in operating expenses paid during the fiscal year ended March 31, 2004 related primarily to general office expenses.

Management, primarily the Chairman/CEO (Mr. Powers), continues to work without any cash compensation. He will submit reasonable charges solely for his future legal work on behalf of the Company and was paid $35,000 for his legal services in supervising the secured creditor documentation following the recent settlement, complex liquidating dividend issues with the stock transfer agent and stockholders, and continuing efforts to generate possibilities for additional sources of gross receipts from the patent portfolio, in which the Company is a secured contingent creditor. This was his first payment of legal fees from the Company since becoming an officer, director and counsel, going back to 1998. Management further continues to use personal offices without payment, to continue Siti’s plan.

LIQUIDATION BASIS OF ACCOUNTING

The financial statements for the fiscal periods ending prior to and including December 31, 2001 were prepared on the going concern basis of accounting, which contemplates realization of assets and satisfaction of liabilities in the normal course of business. As a result of Management’s plan for liquidation and the imminent nature of the liquidation, the Company adopted the liquidation basis of accounting effective January 1, 2002. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts, which estimates will be periodically reviewed and adjusted. Since the Company is in liquidation without continuing operations, the need to present quarterly Statements of Operations and Comprehensive Loss as well as a Statement of Cash Flows is eliminated. However, the prior year’s financial statements were presented since the Company did not adopt this method of accounting until January 1, 2002.

The valuation of assets at their net realizable value and liabilities at their anticipated settlement amounts necessarily required many estimates and assumptions. In addition, there were substantial risks and uncertainties associated with carrying out the liquidation of the Corporation’s existing operations. The valuations presented in the accompanying Statement of Net Assets in Liquidation represent estimates, based on present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the dissolution and liquidation plan based on the assumptions set forth below. The actual values and costs are expected to differ from the amounts shown herein and could be greater or lesser than the amounts recorded. Accordingly, it is not possible to predict the aggregate amount that will ultimately be distributable to shareholders and no assurance can be given that the amount to be received in liquidation will equal or exceed the net assets in liquidation per share in the accompanying Statement of Net assets in Liquidation or the price or prices at which the Common Stock has generally traded or is expected to trade in the future. The cautionary statements regarding estimates of net assets in liquidation set forth in the Forward-Looking Statements portion of the Form 10-K for 2006 report are incorporated herein by reference. The Company does not believe that the relatively moderate rates of inflation in recent years have had a significant effect on its net revenue and profitability.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of August 28, 2006, as to the beneficial ownership of the Company’s common stock (including shares which may be acquired within sixty days pursuant to stock options) by (1) each person or group of affiliated persons known by the Company to own beneficially more than 5 % of the outstanding shares of the Company’s common stock, (2) the Named Executive Officers, (3) each of the Company’s directors, and (4) all directors and executive officers of the Company as a group. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

	Shares of Common	Beneficially Owned
Name of Owner	Stock Number	Percent of Class
Lawrence M. Powers	13,836,666(1)	46.1%
47 Beech Road
Englewood, NJ 07631

Robert Ingenito (former director)	5,526,667(2)	18.4%
80 Ruland Road
Melville, NY 11747-6200

Barclay V. Powers (former director)	4,818,333 (1)	16.1%
P.O. Box 365
Mendocino, CA 95460

John Iannitto (former officer)	2,780,000 (3)	9.3%
D/B/A RSI Marketing
171 Madison Avenue
New York, NY 10016

Toni Ann Tantillo	155,834 (4)	*
115 Whitman Road
Yonkers, NY 10710

Current Directors and	13,992,500 (4)(5)	46.6%
Executive Officers as a
Group (2 persons):

-----------------------

* Less than 1%

(1) Consists solely of shares. All prior options were cancelled pursuant to the November 28, 2001 sale to key investors to cover costs at the start of liquidation. Shares held by Mr. Lawrence Powers also include 4,818,333 shares held by his adult son, Barclay V. Powers.

(2) Consists solely of shares. All prior options were cancelled pursuant to the November 28, 2001 sale to key investors to cover costs at the start of liquidation. Shares held by Mr. Ingenito also include 2,596,667 shares held by John DiNozzi, a business associate.

(3) Consists solely of shares held by RSI Marketing, a sole proprietorship owned by John Iannitto, and also includes 500,000 shares held in trust for his minor son, Thomas Iannitto. All prior options were cancelled pursuant to the November 28, 2001 sale to key investors to cover costs at the start of liquidation.

(4) Consists solely of shares.

(5) Does not include shares owned by three shareholders who are neither directors nor in management, but who are related. Each of them have separate voting and investment power, consisting of 1,310,000 shares or 4.3%, 725,000 shares or 2.4% and 751,667 shares or 2.5%, respectively. They consist, respectively, of Steven Gross, his adult son Jason Gross and his adult daughter Kara Gross. None of them own more than 5% of the Company’s stock. All their prior options were cancelled pursuant to the November 28, 2001 sale to key investors to cover costs at the start of liquidation.

MARKET FOR THE COMPANY’S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

The common stock of the Company, par value $0.001 per share (the “Common Stock”), was traded in the NASDAQ System from 1987 through April, 1995. NASDAQ delisted the Company from the National Market System because the Company failed to meet certain net tangible asset and bid and ask price criteria in April, 1995 as it went into bankruptcy reorganization. After 1997 the Common Stock was traded on the NASD OTC Bulletin Board, until June 2003. After a filing with the SEC as an “inactive company” in connection with its ongoing liquidation (and elimination of audited financial statements), the stock was delisted automatically, and has since then been traded in The Pink Sheets. The Company continued to file regular SEC reports, however, without audited financials. There are currently 7 registered market makers for the Common Stock.

Having filed for bankruptcy protection earlier in 1995, the Reorganization Plan of the Company became effective in March 1997, which included a 75:1 reverse stock split and resulted in some 5,400 stockholders. On that day, the Company’s reorganized common stock became eligible for trading under the symbol “SITI” ( the source of its change of corporate name from Spectrum Information Technologies to Siti-sites.com in 1999 ). This symbol was modified by NASDAQ to “SITN.OB” in January, 2000. It now trades in The Pink Sheets under the symbol “SITN.PK.” The range of high and low closing bid prices for the Common Stock for the fiscal years 2005 and 2004 are set forth below. The National Quotation Bureau provided this information which may not reflect actual transactions.

HIGH AND LOW BID PRICES

	2005		2004
	Low	High		Low	High
First Quarter (6/05)	$0.03	$0.03	First Quarter (6/04)	$0.03	$0.03
Second Quarter (9/05)	0.03	0.03	Second Quarter (9/04)	0.02	0.03
Third Quarter (12/05)	0.01	0.04	Third Quarter (12/04)	0.02	0.03
Fourth Quarter (3/06)*	0.03	0.25	Fourth Quarter (3/05)	0.03	0.05

*Fourth Quarter (3/06) gives effect to public announcement of planned liquidating dividend. See Form 8-K filed 1/26/06 at Exhibit B (1) herein. On June 23, 2006, the last reported bid and ask prices of the Common Stock (after the liquidating dividend) were $.065 and $.075, respectively. As of September 22, 2006 the price was $ .06 per share.

As of June 23, 2006 there were approximately 5,400 holders of record of the Company’s Common Stock (which amounts do not include the number of shareholders whose shares are held of record by brokerage houses but include each brokerage house as one shareholder).

The Company has never paid ordinary dividends, and paid no dividends of any type for the fiscal years ended March 31, 2005, 2004. However, for the 2006 year the Company accrued payment of approximately $4,504,000 for liquidating dividends of $ .15 per share to shareholders of record at the close of business on March 28, 2006. Such dividends were paid on and after April 12, 2006. The Company plans to retain future revenues and earnings, if any, to complete the Company’s Final Plan of Liquidation and Dissolution. While Siti is being completely and finally liquidated and dissolved under Delaware law, under a process extending into the future at least three years, Siti still remains a secured contingent creditor in any potential future proceeds from its former patent portfolio. Former stockholders should be aware that their rights over time are intended to be pursued to the maximum practical recovery, by efforts to collect upon these creditor rights from the owner of the patent portfolio, and to make subsequent liquidating distributions.

By Order of the Board of Directors,

Lawrence M. Powers, Chairman, Chief Executive Officer
Toni Ann Tantillo, Chief Financial Officer, Secretary and Director

Exhibits to Proxy Statement:

Exhibit A

Plan of Final Liquidation and Dissolution of Siti-Sites.com, Inc.

This Plan of Final Liquidation and Dissolution (the “PLAN”) is for the purpose of effecting the complete liquidation and dissolution of Siti-Sites.com, Inc., a Delaware corporation (the “COMPANY”) in the calendar year 2006, in accordance with the Delaware General Corporation Law (“DGCL”) and Section 331 of the Internal Revenue Code of 1986, as amended (the “CODE”).

I. ADOPTION OF THE PLAN. The board of directors of the Company (the “BOARD”) has adopted this Plan, and submitted it to approval by stockholders at a special meeting thereof for such purpose. If duly approved by a vote of a majority of shares entitled to vote, the Plan shall therefore constitute the adopted Plan of the Company as of the date of the Board minutes adopting the Plan. The date on which the Company further implements the liquidation and dissolution provisions of the Plan will be referred to as the “DISSOLUTION DATE”.

II. CESSATION OF BUSINESS ACTIVITIES. After the Dissolution Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan. The directors in office on the Adoption Date and, at the pleasure of the Board, the officers of the Company, shall continue in office solely for these purposes and as otherwise provided in this Plan.

III. LIQUIDATION OF ASSETS. From and after the Dissolution Date, the Company shall determine whether and when to sell, exchange, transfer, lease, license or otherwise dispose of all of its property and assets, including the Company’s intangible assets, in one or more transactions upon such terms and conditions as the Board, in its absolute discretion, deems expedient and in the best interests of the Company and the Stockholders. The Company will not be required to obtain appraisals or other third party opinions as to the value of its properties and assets in connection with the liquidation. As part of the liquidation of its property and assets, the Company shall collect, or make provision for the collection of all accounts receivable, debts and claims owing to the Company, including all recoveries under a settlement of prior litigation by the Company and any pending litigation to which the Company is a party. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

IV. PAYMENT OF DEBTS. Prior to making any distributions to the Stockholders, the Company shall pay, or as determined by the Board, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or un-matured claims known to the Company. Such claims shall be paid or provided for in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefore. If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “CONTINGENCY RESERVE”) to satisfy claims against the Company, including, without limitation, unknown events, tax obligations, claims that are the subject of pending litigation, and all expenses of the sale of the Company’s property and assets, of the collection and defense of the Company’s property and assets, and of the liquidation and dissolution provided for in this Plan. The Board may, in its discretion, increase or decrease the amount of the Contingency Reserve at any time and shall place or cause to be placed such funds in an account of the Company as the Board has determined to be maintained as the Contingency Reserve.

V. DISTRIBUTIONS TO STOCKHOLDERS. Following the payment or the provision for the payment of the Company’s claims and obligations as provided above, the Company shall distribute pro rata to the Stockholders, all remaining assets, including all available cash including the cash proceeds of any sale, exchange or disposition. If the Board determines to follow the procedures described in Section 280 of the DGCL, then the additional steps set forth below shall, to the extent necessary or appropriate be taken:

1. The giving of notice of the dissolution to all persons having a claim against the Company and any rejection of any such claims in accordance with Section 280 of the DGCL;

2. The offering of security to any claimant on a contract whose claim is contingent, conditional or un-matured in an amount the Company determines sufficient to provide compensation to the claimant if the claim matures, and the petitioning of the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any claimant who has rejected such offer in accordance with Section 280 of the DGCL;

3. The petitioning of the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (i) claims that are subject of pending litigation against the Company; and (ii) claims that have not been made known to the Company or that have not arisen, but are likely to arise or become known within five years after the date of dissolution (or longer in the discretion of the Delaware Court of Chancery), each in accordance with Section 280 of the DGCL;

4. The payment, or the making of adequate provision for payment, of all claims made against the Company and not rejected in accordance with Section 280 of the DGCL;

5. The posting of all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL; and

6. The payment, or the making of adequate provision for payment, of all other claims that are mature, known and contested or that have been finally determined to be owing by the Company.

Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the Board and the officers of the Company are hereby authorized, without further stockholder action, to proceed with the dissolution, liquidation and termination of existence of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof, including the adoption of a plan of distribution as contemplated by such section.

VI. CERTIFICATE OF DISSOLUTION. After the Dissolution Date, the officers of the Company shall, at such time as the Board, in its absolute discretion, deems necessary, appropriate or desirable, file any certificates required by the Delaware tax authorities, or any other documents as may be required to effectuate the dissolution of the Company, including filing with the Secretary of State of the State of Delaware a certificate of dissolution (the “CERTIFICATE OF DISSOLUTION”) in accordance with the DGCL. The dissolution is effective (the “EFFECTIVE DATE”) upon the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware or upon such later date as may be specified in the Certificate of Dissolution. From and after the Effective Date, the Company will be deemed to be completely dissolved, but will continue to exist under Delaware law for a period of three years, or such longer period as ordered by the Delaware Court of Chancery for the purposes of prosecuting suits by or against the Company, paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up the Company’s business affairs. The members of the Board in office on the Effective Date shall have all powers provided to them under the DGCL and other applicable law.

VII. NOTICE OF LIQUIDATION AND DISSOLUTION. As soon as practicable after the Effective Date, the Board may direct the officers to mail or otherwise give notice in accordance with the DGCL to all its claimants that this Plan has been approved by the Board and the Company’s stockholders.

III. POWERS OF BOARD AND OFFICERS. Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board may interpret any of the provisions of this Plan, modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders, to the extent permitted by the DGCL. The Board may also make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Company in accordance with the Code, the Internal Revenue Service and the DGCL and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, any instruments of dissolution or other documents, and withdrawing any qualification to do business in any state in which the Company is so qualified, as well as the preparation and filing of any federal or state tax returns. Prior to the filing of the Certificate of Dissolution, the Board shall have full authority to abandon and revoke the dissolution as the Board deems appropriate without further stockholder action.

IX. CANCELLATION OF STOCK. The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under the DGCL (the “FINAL RECORD DATE”), and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law. As a condition to future receipt of any distribution to the Stockholders, the Board, in its absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for recording of such distributions thereon and the liquidating distribution of $ .15 per share received by any such stockholder, or his predecessors, in April, 2006, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located, has not surrendered its certificates evidencing the Common

Stock as required hereunder or for any other reason, the distribution to which such Stockholder is entitled (unless transferred to the Trust) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and shall escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

X. LIQUIDATING TRUST. If deemed necessary, appropriate or desirable by the Board, in its absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the Stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the Stockholders (the “TRUSTEES”), under a liquidating trust (the “TRUST”), any assets of the Company which are (i) not reasonably susceptible to distribution to the Stockholders, including without limitation, non-cash assets and assets held on behalf of the Stockholders (a) who cannot be located or who do not tender their certificates evidencing the Common Stock to the Company or its agent as herein above required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder or (ii) held as the Contingency Reserve. If assets are transferred to the Trust, each Stockholder on the Final Record Date shall receive an interest (an “INTEREST”) in the Trust pro rata to its interest in the outstanding Common Stock on that date. All distributions from the Trust will be made pro rata in accordance with the Interests. The Interests shall not be transferable except by operation of law or upon death of the recipient. The Board is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the Stockholders. Any such conveyance to the Trustees shall be in trust for the Stockholders of the Company. The Company, subject to this Section and as authorized by the Board, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.

XI. COMPENSATION. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay to the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the outstanding

Common Stock shall constitute the approval of the Stockholders of the payment of any such compensation.

XII. INDEMNIFICATION. The Company shall indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company’s obligation to indemnify such persons may also be satisfied out of the assets of the Trust. The Trust will similarly be authorized to indemnify the Trustees and any employees, agents or representatives of the Trust for actions taken in connection with the operations of the Trust. Any claims arising in respect of such indemnification will be satisfied out of the assets of the Trust. The Board and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company’s obligations hereunder.

XIII. FURTHER AUTHORITY. The Board of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

XIV. DELISTING OF COMMON STOCK. At any time, the Board may, if the Board deems such action to be in the best interests of the Company and the stockholders, cause the shares of Common Stock of the Company to be de-listed from any securities exchange including the “Pink Sheets” on which they are traded.

XV. ABSENCE OF APPRAISAL RIGHTS. Under Delaware law, the Stockholders are not entitled to appraisal rights for their shares of capital stock in the transactions contemplated by the Plan.

XVI. STOCKHOLDER CONSENT TO SALE OF ASSETS. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction including the liquidating dividend in April 2006, or a series of future transactions.

XVII. EXPENSES OF DISSOLUTION. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

_________________________________________________________________________________

Exhibit B: Public Announcements in Form 8-K Filings January and March, 2006 as to Liquidating Dividend

Exhibit B (1)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2006

SITI-Sites.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-15596 (Commission File Number)	75-1940923 IRS Employer Identification No.)

47 Beech Road, Englewood, New Jersey (Address of principal executive offices)		07631 (Zip Code)

111 Lake Avenue, Suite #7, Tuckahoe, New York (Address of Chief Financial Officer)		10707 (Zip Code)

Registrant’s telephone number, including area code (212) 925-1181 (Former name or former address, if changed since last report)

MATERIAL RECENT EVENTS
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ITEM 1.01 LEGAL PROCEEDINGS

Siti-sites.com, Inc. (SITN.PK) Describes Patent Settlement Agreement

Siti-sites.com, Inc. (formerly named Spectrum Information Technologies, Inc., and called “Siti” in its Report on Form 8-K) has had a civil suit pending since April, 2004 in New York State Supreme Court in New York County, described in earlier filings under the Securities Exchange Act of 1934 on Forms 10-K and 10-Q. The case was settled on the eve of trial on January 20, 2006. A summary of the terms of settlement follows:

Siti’s 2004 complaint alleged that certain defendants wrongfully purchased its portfolio of patents on cell-phone and vehicular wireless technology. In response, each defendant denied all liability to Siti as to all claims, and there has been no admission of liability by any defendant. The settlement is a relinquishment of all claims by Siti in exchange for cash in the amount of $7,750,000, and an assignment of a percentage of future gross proceeds, if any, derived from Siti’s former patent portfolio, as enhanced since the purchase. These amounts will be reduced by one-third to cover the contingent fees earned by Siti’s Special Litigation Counsel, Green, Schaaf and Jacobson of Clayton, Missouri. Siti’s initial net cash recovery will be approximately $5,150,000. This net sum will be received upon closing of the settlement agreement expected to occur by late February 2006. Loan advances by certain shareholders of $225,000 recently made, will be repaid, taking the net sum down to $4.9 million.

All proceeds from the settlement are “non-recurring” in nature. Siti has remained in liquidation since 2002, has no other business and is planning a liquidating dividend distribution to shareholders on the initial cash proceeds as soon as practicable. The net amount available will be about $4.7 million. It will be allocated pro-rata among shareholders holding approximately 30 million shares, for about $.15 per share distributed in this continuing liquidation of Siti.

Future Proceeds The assignment to Siti of future Gross Proceeds (if any, and as defined), that are received by the defendant patent holding company (the “Patent Holding Company”) after January 19, 2006, will consist of 15% of the first $10 million in Gross Proceeds, 20% of the next $10 million, and 25% of all Gross Proceeds in excess of $20 million. “Gross Proceeds” means all proceeds received by defendant Patent Holding Company from the entire patent portfolio, before any deduction for defendants’ own counsel fees, costs and expenses of operations, salaries or other distributions to members of defendant Patent Holding Company. Siti is a senior creditor thereof, and claims no ownership interest in the patent portfolio or such Patent Holding Company.

Risk Factors *Siti does not know how much, if any, in future Gross Proceeds are still obtainable from this patent portfolio, and ultimate results are very speculative. *Current or future changes in technology may affect the patent properties adversely. * Infringement litigation is costly, involves risk to the patent portfolio, and such Patent Holding Company must obtain its own financing. *Siti’s share of future Gross Proceeds is subject to these and other business risks in such Patent Holding Company. *The settlement has been reached after protracted litigation, and requires ongoing monitoring under its disclosure terms by Siti as a creditor. *Under the settlement, Siti cannot exercise any control over licensing or other decisions that could generate or otherwise impact Gross Proceeds. *No assurance can be given that anything more than the initial net cash value in this settlement will be received by Siti. *Future proceeds to Siti are also subject to one-third fees payable to Siti’s Special Litigation Counsel.

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*There will be accounting, legal collection and shareholder distribution costs in the future. Reserves will be established as Siti’s liquidation continues.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: January 26, 2006

SITI-Sites.com, Inc. By /s/ Lawrence M. Powers Lawrence M. Powers Chief Executive Officer and Chairman of the Board of Directors

Exhibit B (2)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2006

SITI-Sites.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-15596 (Commission File Number)	75-1940923 IRS Employer Identification No.)
40

47 Beech Road, Englewood, New Jersey (Address of Chief Executive Officer)	07631 (Zip Code)

111 Lake Avenue, Tuckahoe, New York (Address of Corporate offices)	10707 (Zip Code)

Registrant’s telephone number, including area code (212) 925-1181 (Former name or former address, if changed since last report)

MATERIAL RECENT EVENTS

ITEM 1.01. MATERIAL AGREEMENTS

Siti-sites.com, Inc. (CUSIP 82981—formerly named Spectrum Information Technologies, Inc. and called “Siti” in its report on Form 8-K) announced that it had declared a $ .15 per share liquidating dividend payable to all holders of its common stock. The dividend will be payable to holders of record at the close of business on March 28, 2006, and payable on or after April 12, 2006.

Siti further confirmed the closing of the previously announced Settlement Agreement dated January 26, 2006 regarding its former patent properties, recently concluding the final settlement documents with initial net cash proceeds of $5,152,413.

Siti has 30,078,178 shares of common stock issued and outstanding, and the total dividend amounts to $4,511,726. All proceeds from the settlement are “non-recurring” in nature. Siti has remained in liquidation since 2002, and has no other business. This liquidating dividend distribution to shareholders on 87% of the settlement proceeds is occurring promptly. The balance is being used to repay recent shareholder loans ($220,352), pay litigation expenses and for operating funds.

Speculative Future Proceeds. The Settlement Agreement required an assignment to Siti of future Gross Proceeds (if any, and as defined), that are received by the defendant patent holding company (the “Patent Holding Company”) after January 19, 2006. The assignment consists of 15% of the first $10 million in Gross Proceeds, 20% of the next $10 million, and 25% of all Gross Proceeds in excess of $20 million. “Gross Proceeds” means all proceeds received by defendant Patent Holding Company, a Limited Liability Company (“LLC”), from its entire patent portfolio, before any deduction for the LLC’s own counsel fees, costs and expenses of operations, salaries or other distributions to members of the Patent Holding Company. Siti is a senior creditor of this LLC, is filing Uniform Commercial Code documents describing the security assignment of future Gross Proceeds, and does not have any membership or ownership interest in the Patent Holding Company or in the patent portfolio as such.

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Risk Factors. *Siti does not know how much, if any, in future Gross Proceeds are still obtainable from this patent portfolio. Ultimate results are very speculative, including the impact of prior single-payment cash licenses granted to many international cell phone and wireless companies in the period 1996-2006, under which no further payment can be expected. *Current or future changes in technology may affect the patent properties adversely. * Infringement litigation is costly, involves risk to the patent portfolio, and such Patent Holding Company must obtain its own financing. *Siti’s share of future Gross Proceeds is subject to these and other business risks in such Patent Holding Company. *The settlement was reached after protracted litigation, and requires ongoing monitoring under its disclosure terms by Siti as a creditor. *Under the settlement, Siti cannot exercise any control over licensing or other decisions that could generate or otherwise impact Gross Proceeds. *No assurance can be given that anything more than the initial net cash value in this settlement will be received by Siti. *Future proceeds to Siti are also subject to one-third fees payable to Siti’s Special Litigation Counsel. *There will be accounting, legal collection and shareholder distribution costs in the future. Reserves will be established as Siti’s plan of liquidation continues. ** Reference is also made to the explanation of “Forward Looking Statements within the meaning of the Private Securities Litigation Reform Act of 1995” in Siti’s previous SEC quarterly reports on Form 10-Q, in annual reports on Form 10-K and as filed from time to time in the future.

Taxation. Siti will have income tax benefits from loss carry-forwards and current operations of approximately $6 million, resulting from its prior operations 1999-2005, to utilize against net cash proceeds in the settlement. Siti anticipates owing nominal income taxes in connection with the initial net proceeds of the settlement. However, Speculative Future Proceeds discussed above, if any, may require a provision for corporate taxes if and when received.

The liquidating dividend distribution to shareholders is expected to be taxed to each shareholder as, first, a non-taxable return of capital to the investor up to its cost or other basis for each share of stock entitling it to a liquidating dividend; thereafter, it will be taxed as capital gains on any amount in excess of the investor’s cost or other basis in each share of stock receiving a liquidating dividend. Siti has been advised as to such general tax treatment on liquidating dividends to shareholders by its outside accountants. Each shareholder receiving a dividend distribution is urged to seek professional advice and determine its own tax issues independently with its accountants and tax advisers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: March 20, 2006

SITI-Sites.com, Inc. By /s/ Lawrence M. Powers Lawrence M. Powers Chief Executive Officer and Chairman of the Board of Directors
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Exhibit C

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K

(Mark One)

☒      ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            For the fiscal year ended March 31, 2006

OR

☐      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

          For the transition period from ________________ to _______________

Commission File Number 0-15596

SITI-SITES.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	75-1940923 (I.R.S. Employer Identification No.)

47 Beech Road, Englewood, New Jersey (Address of Chairman and Chief Executive Officer)	07631 (Zip Code)

111 Lake Avenue, Tuckahoe, New York (Address of Chief Financial Officer)	10707 (Zip Code)

(212) 925-1181
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES ☒   NO ☐

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.

YES ☒   NO ☐

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Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

The aggregate market value of the voting Common Stock (par value $0.001 per share) held by non-affiliates as of June 22, 2006 was approximately $495,891 based on the last price at which the Common Stock was sold on June 22, 2006 of $.065 as reported by the National Quotation Bureau. 30,028,261 shares of Common Stock were outstanding as of June 22, 2006.

The following documents are incorporated herein by reference:

(1)  Quarterly Report to security holders on Form 10-Q for the quarter ended December, 2005 (the “Form 10-Q for 12/31/05”);

(2)  Annual Report to security holders on Form 10-K for the year ended March 31, 2004 (the “Form 10-K for 2005”);

(3)  Annual Report to security holders on Form 10-K for the year ended March 31, 2004 (the “Form 10-K for 2004”);

(4)  Annual Report to security holders on Form 10-K for the year ended March 31, 2003 (the “Form 10-K for 2003”);

Such documents are referred to in Parts I, II, III and IV of this Annual Report on Form 10-K in several places.

The registrant is now an inactive entity and its reports on Form 10-K for the years ended March 31, 2006, 2005 and 2004 are unaudited. (See Item 1. Business)

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ANNUAL REPORT ON FORM 10-K MARCH 31, 2006

45

ITEM	12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

	PART IV

ITEM	14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K	15
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Forward Looking Statements

This Annual Report on Form 10-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements related to pending discussions, business objectives and strategy of the Company. Such forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by the Company’s management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, forecasted, or contemplated by any such forward-looking statements. Factors that could cause actual events or results to differ materially include, among others, those set forth in “Risk Factors.” Given these uncertainties, investors are cautioned not to place undue reliance on any such forward-looking statements. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the risk factors set forth in other reports or documents the Company files from time to time with the Securities and Exchange Commission (the “SEC”), particularly the Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K.

PART I

ITEM 1.   BUSINESS

Introduction

Siti-Sites.com, Inc., a Delaware corporation (referred to as “SITI” or the “Company”) previously operated as an Internet media company with three websites for the marketing of news and services. The Company’s websites related entirely to the music industry. SITI incurred losses continuously since their inception in 1999. As a result, the Company commenced procedures to prepare to liquidate its assets effective January 1, 2002.

Asset Liquidation. For a full discussion on Management’s plan for liquidation, refer to the Form 10-K for 2005, incorporated herein by reference. A liquidating dividend was paid to shareholders in April, 2006 as a result of certain litigation described at Item 3 hereof, amounting to $4.5 million at $.15 per share to each shareholder.

Financing. For a full discussion on the Company’s financing up to and including the fiscal year ended March 31, 2005, refer to the Form 10-K for 2005, incorporated herein by reference.

The Company continues to seek merger or sale possibilities with operating businesses who perceive value in a merger with the Company as a publicly traded corporate shell with approximately 5,400 shareholders. Several such transactions have been discussed in 2002 - 2006, but none of them have gone to completion. The format the Company now plans to use is to form a subsidiary, “reverse merge” a suitable candidate into such subsidiary and then distribute the Company’s shares retained therein (ranging from 10% to 5%, depending on the business involved) to all of the Company’s shareholders under a full S-1 Registration Statement filed with the SEC. The candidates so far have not had the capital base, or lacked other factors

47

justifying this type of transaction. But the format enables the Company to handle such transactions more than once, if their business merit justifies “going public” in this manner.

        Effective May 10, 2005 the Company completed another round of financing by the major investors of the Company in order to finance its operating and litigation costs. Certain investors including Chairman Lawrence Powers purchased a total of 3,500,000 shares at $.05 per share. The shares purchased by the major investors were not registered under the Securities Act of 1933, were purchased for investment and are not readily marketable, which factors generally result in discounts in purchase value. However, no discounts were taken and, at the time of the investment, the stock was trading at approximately $.03 per share for seven days preceding this transaction.

The following is a list of the participants:

Name	Shares Purchased	Amount

Lawrence M. Powers	1,300,000	$65,000

Robert Ingenito	550,000	$27,500

John DiNozzi	550,000	$27,500

John Iannitto	550,000	$27,500

Steven Gross	550,000	$27,500

        Chairman/CEO Powers continued to advance the Company funding for its legal costs. In addition to the $50,000 advanced to the Company in June, 2005, an additional $60,000 was advanced to the Company during the quarter ended September 30, 2005. Additional advances were made after September 30, 2005, joined in by other large equity investors in the Company and treated as an Additional Financing by Loans. This financing for a total of $220,352 was completed in November, 2005. The loans to the Company did not bear any interest. The investors were not to receive repayment of principal, until after substantial net financial results, exceeding at least $2 million in cash are achieved by Siti in the pending litigation, or from some equivalent revenue source to the Company, with repayment at that time to be shared pro-rata among these investors. The investor-lenders were:

Lawrence M. Powers	$122,232	(total advances)
Robert Ingenito	24,420
John DiNozzi	24,420
John Iannitto	24,640
Steven Gross	24,640

        The litigation was settled in early 2006, and these loans were repaid in full in March 2006.

        On August 4, 2005, in connection with her services as a Director, Ms. Tantillo purchased 100,000 shares of SITI common stock at $.05 per share. An initial payment of $3,000 was made with the agreement and the balance was paid on September 15, 2005. The shares purchased by Ms. Tantillo were not registered under the Securities Act of 1933, were purchased for investment and are not readily marketable, which factors generally result in discounts in purchase value. However, no discounts were taken and, at the time

48

of the investment, the stock was trading at approximately $.03 per share for seven days preceding this transaction.

        The several other business risks to the purchasers described in all prior filings, are also continuing. Those risks were increased by the ongoing cash costs of the patent recovery litigation, which were paid in full from settlement proceeds and prior financings. Some legal expenses will continue for a substantial period to monitor the settlement, and to cover legal costs of special corporate activity and attempts to create additional value in the patent rights where the Company has become a creditor under the settlement. See Item 3. below. The future risks to all shareholders further include a “one-third contingent fee agreement”, based solely on results achieved, with Special Litigation Counsel, Green, Schaaf & Jacobson for handling the litigation through trial and appeal. This arrangement, while currently advantageous to the Company, will necessarily reduce any net proceeds to the Company from the litigation. See “Litigation” and “Subsequent Event” regarding recent settlement.

        The Company’s Chairman/CEO Powers, who is also General Counsel to the Company, was active in the lengthy investigation in the suit. He spent substantial time working closely with litigation counsel as this matter continued into motions, trial preparation and settlement. Mr. Powers decided that he would not seek or receive any attorneys’ fees for his work in the litigation at its conclusion by a settlement in January 2006, although entitled to do so. He concluded this waiver of any attorney fees through such date would serve the best interests of the corporation. He will be charging reasonable attorney fees for his legal work since the settlement.

        Audited Financial Statements. As a result of the asset liquidation and reasons discussed below, the Company’s management has determined that it is an “inactive entity” under SEC accounting rules (See also “Form 10-K for 2004, Item 1. Business – Inactive Entity”), and is not therefore required to file audited financial statements. This step conserves working capital. The Company meets all of the criteria as set forth below except as noted:

               (a) Gross receipts from all sources for the fiscal years ended March 31, 2005 and 2004 were not in excess of $100,000, except for a one-time settlement of litigation described at Item 3 below resulting in a liquidating dividend;

               (b) For fiscal 2004 and 2005, the registrant has not purchased or sold any of its own stock, granted options therefore, or levied assessments upon outstanding stock; (1)

               (c) Expenditures for all purposes for the fiscal years ended March 31, 2005 and 2004 were not in excess of $100,000, except for litigation expenses recovered in the litigation settlement described in Item 3 below.; (2)

               (d) No material change in the business has occurred during the 2004 and 2005 fiscal years, including any bankruptcy, reorganization, readjustment or succession or any material acquisition or disposition of plants, mines, mining equipment, mine rights or leases; and

               (e) No exchange upon which the shares are listed, or governmental authority having jurisdiction, requires the furnishing to it or the publication of audited financial statements.

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        (1) During the last two fiscal years, the Company had no source of funding to cover its expenses which were almost entirely audit, stock transfer expenses and litigation expenses. Chairman/CEO Powers, who may be deemed to beneficially own approximately 46% of the Company’s outstanding stock, and other existing investors provided funding to the Company. All of the shares issued are legended and none of the investors, has any intention of selling the stock publicly in the foreseeable future. (See also “Form 10-K for 2004, Item 1. Business – Inactive Entity”)

        (2) For fiscal 2004, operating expenses of approximately $216,000 included approximately $155,000 of contributed services and rent. The Company recorded such $155,000 as a contribution of capital because there was no cash outlay for such expenses. For fiscal 2005, operating expenses of approximately $295,000 included approximately $155,000 of contributed services and rent which were recorded as contributions of capital because there was no cash outlay for such expenses. Litigation expenses were offset against recovery in the recent settlement.

        Audited financial statements are planned to be resumed when events or transactions justify the expense. The Company expects to continue filing unaudited quarterly and annual financial statements with the SEC.

Management Background - 2005

            Lawrence M. Powers, Investor and Chairman/CEO of the Company, is a businessman and securities lawyer who helped build several large public companies as a lawyer, director and financial adviser, and later as a chairman/chief executive officer. Most recently, he founded and built Spartech Corporation (NYSE), now a $1.5 billion plastics manufacturing group assembled from many small businesses, starting as Chairman of a previously bankrupt shell corporation (1978) with few assets, which he reorganized with other investors, becoming CEO in 1984. Raising some $200 million during his tenure, he, together with the management team he assembled, built one of the largest plastic processing companies in the U.S. by 1992 (12 plants). Spartech has now become a world leader (45 plants) since his retirement. He remained on the board until 1995. The core management team he previously assembled at Spartech Corporation remained in place, building it to its present value. Mr. Powers was educated at Yale Law School, and senior executive programs at Harvard Business School (between 1980-1998) and most recently, in its Information Technology management program. His specialty has, for decades, been developing strategies and financing, combined with acquisitions and strategic partnerships. He and his family have invested over $3 million in SITI equity.

            Toni Ann Tantillo was elected a Director of the Company in May, 2004. Ms. Tantillo is a Certified Public Accountant in New York, and has been effectively handling accounting, regulatory filings and other business matters for the Company for the past eight years. She has been its Chief Financial Officer since 1999; is also its Vice-President, Secretary and Treasurer; and she worked as an independent consultant to SITI after its change of control in December, 1998. She was also the Controller of SITI from 1995 to December, 1998 under its prior management. Ms. Tantillo age 39 has conducted her own private accounting practice since 1998. Her client base and experience includes an international public relations firm, an importer/exporter of steel, a publication firm and many small businesses.

            Gladys Powers was elected as a Director of the Company in August, 2004. She has been married to the Chairman/CEO nearly 50 years. She is 78 years old and is generally familiar with all of the Company’s activities as a result of regular briefings by Mr. Powers, and her occasional help in reviewing drafts of many Company materials and published articles for Siti over the past six years. She is a trained author, having

50

earlier written several television dramatic plays, documentaries and stage plays, with several New York workshops and a substantial Off-Broadway production. She received her B.A. at the University of Washington in Seattle, attended graduate literature and writing programs at Oxford, the Sorbonne, at Columbia University and in a fellowship at the Yale Drama School. She is currently working on screen plays at her home offices. Mrs. Powers is expected to be an active participant in the business of the Board of Directors because of her substantial stock interest in Siti through Lawrence Powers and her son, Barclay. Her shareholder interest is coupled with her knowledge of all present Company activity, and her experience in reviewing with Mr. Powers his various business ventures, and knowing his partners and associates, over a lengthy career since 1956.

Employees

            As of June 22, 2006, the Company had 1 employee in operations and general administration (Ms. Tantillo). SITI executive, Mr. Powers, has been working without cash compensation since 1998. The Company has recorded an administrative expense and a capital contribution of $125,000 to account for the value of services provided by executive management (Mr. Powers) of the Company during the year ended March 31, 2006, as in prior fiscal years. None of the Company’s employees were represented by any collective bargaining unit, 1998-2006. The Company believes that its relations with its past and present employees are good.

Risk Factors

            The Company’s plan is the continued cessation of its past business activities, to pursue additional collections on the settlement of the patent litigation (See Item 3. below) and to seek reverse mergers to acquire stock in other companies (followed by spin-off of the shares to SITI shareholders), that perceive value in thereby becoming a publicly traded corporation.

            Risk factors may affect the Company’s opportunities to merge with or sell to other operating businesses. In addition to the other information in this Annual Report on Form 10-K, and the risk factors listed in the Forms 10-K for 2003, 2004 and 2005, new and different risk factors can be anticipated within any operating business which the Company acquires, or becomes part of, through merger or sale. It is not possible to identify these new and different risk factors until such transactions are negotiated and completed, because the operating businesses will be in different areas from the Internet music business described in prior Forms10-K. Reference is made to Risk Factors in the Company’s Form 10-K for 2002, incorporated herein by reference.

            Future Mergers or Sales Will Cause Dilution or Adversely Affect Results

            As part of the Company’s business strategy, the Company is seeking by merger or sale to acquire other operating businesses which perceive value in becoming a publicly traded corporation. The Company has no current agreements or commitments with respect to any merger or acquisition transactions and there can be no assurance that the Company will enter into any such agreements or commitments. In the event of such future transactions, the Company could (i) issue equity securities that would dilute current stockholders’ percentage ownership in the Company or otherwise impact upon it, very substantially because the owners of the operating business will require full control of the Company or its subsidiary used in the

51

transaction; (ii) could directly or in the spin-off subsidiary incur substantial debt; or (iii) assume contingent liabilities. Such actions could cause the Company’s operating results or the price of the Company’s common stock to decline. In addition, the Company or subsidiary may not be able to successfully integrate any businesses, products, technologies or personnel that may thus be acquired or be part of the subsidiary in the future. The only certainty in any such transaction is that the shareholders of the Company will own only a minor portion of the operating business thus acquired, new management will operate such business and it will be an entirely different operation from that described in prior Forms10-K filed by SITI.

            The Company May Need to Obtain Additional Financing

            Management believes that current cash and cash equivalents may not be sufficient to meet the Company’s anticipated cash needs for working capital and capital expenditures for the twelve months ended March 31, 2007. If shareholder Powers remains satisfied with the search for mergers or sales transactions described above, and now in process, he presently intends to invest the amounts necessary to continue such efforts in fiscal 2007.

            Market Listing; Volatility of Stock Price

            The Company’s common stock has been traded on the OTC Bulletin Board and there are approximately 3.5 million shares in the “public float” for trading purposes. The market for the Company’s common stock has been relatively illiquid and subject to wide fluctuations. There can be no assurance that an active public market for the common stock will develop or be sustained particularly with the Company’s future direction by merger or sale, with an as yet unknown operating business, remaining uncertain. Further, the market price of the Company’s common stock may be highly volatile based on quarterly variations in operating results, acquisitions by the Company, investment or other losses, announcements of technological innovations or new products by the Company or its competitors, or other events or factors. (See Item 5 below)

ITEM 2.   PROPERTIES

            During the fiscal year 2006, the Company’s management has operated the Company’s administrative business out of their personal offices, and finds the present arrangements sufficient. As a result of the use of personal offices, the Company recorded a charge of $30,000 as rental expense and increased paid in capital by that amount for the fiscal year ended March 31, 2006 thereby showing no cash outlay of these funds.

ITEM 3.  LEGAL PROCEEDINGS

            Siti had a civil suit pending since April, 2004 through March, 2006 in New York State Supreme Court in New York County, described in earlier filings under the Securities Exchange Act of 1934 on Forms 10-K and 10-Q. The case was settled on the eve of trial on January 20, 2006 and settlement documents completed by March, 2006. A summary of the terms of settlement follows:

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            Siti’s 2004 complaint alleged that certain defendants wrongfully purchased its portfolio of patents on cell-phone and vehicular wireless technology. In response, each defendant denied all liability to Siti as to all claims, and there has been no admission of liability by any defendant. The settlement is a relinquishment of all claims by Siti in exchange for cash in the amount of $7,750,000, and an assignment of a percentage of future gross proceeds, if any, derived from Siti’s former patent portfolio, as enhanced since the purchase. These amounts will be reduced by one-third to cover the contingent fees earned by Siti’s Special Litigation Counsel, Green, Bush and Jacobson of Clayton, Missouri. Siti’s initial net cash recovery was approximately $5,150,000. This net sum was received upon closing of the settlement agreement in March 2006. Loan advances by certain shareholders of $225,000 were repaid, taking the net sum down to $4.9 million.

            All proceeds from the settlement are “non-recurring” in nature. Siti has remained in liquidation since 2002, has no other business and completed a liquidating dividend distribution to shareholders on 87% of the initial cash proceeds as soon as practicable. The net amount available was $4.5 million, after a provision for remaining litigation costs and working capital. The dividend was allocated pro-rata among shareholders holding approximately 30 million shares, for $.15 per share distributed in this continuing liquidation of Siti.

            Future Proceeds. The assignment to Siti of future Gross Proceeds (if any, and as defined), that are received by the defendant patent holding company (the “Patent Holding Company”) after January 19, 2006, will consist of 15% of the first $10 million in Gross Proceeds, 20% of the next $10 million, and 25% of all Gross Proceeds in excess of $20 million. “Gross Proceeds” means all proceeds received by defendant Patent Holding Company from the entire patent portfolio, before any deduction for defendants’ own counsel fees, costs and expenses of operations, salaries or other distributions to members of defendant Patent Holding Company. Siti is a senior creditor thereof, and claims no ownership interest in the patent portfolio or such Patent Holding Company.

            The portfolio consists of 19 patents and pending applications that cover data and voice connections between computers and cell phones, and roaming across the U.S. and elsewhere with cell phones, personal digital assistants and wireless equipment in vehicles. The latest patents in the portfolio also cover spectrum sharing among various wireless communication networks. The Company’s senior creditor position in future proceeds is documented in filings in the Patent and Trademark Office and in several states under the Uniform Commercial Code. The Company is monitoring its creditor position and endeavoring to work cooperatively with the Patent Holding Company to maximize future proceeds from the portfolio

            Risk Factors *Siti does not know how much, if any, in future Gross Proceeds are still obtainable from this patent portfolio, and ultimate results are very speculative. *Current or future changes in technology may affect the patent properties adversely. * Infringement litigation is costly, involves risk to the patent portfolio, and such Patent Holding Company must obtain its own financing. *Siti’s share of future Gross Proceeds is subject to these and other business risks in such Patent Holding Company. *The settlement has been reached after protracted litigation, and requires ongoing monitoring under its disclosure terms by Siti as a creditor. *Under the settlement, Siti cannot exercise any control over licensing or other decisions that could generate or otherwise impact Gross Proceeds. *No assurance can be given that anything more than the initial net cash value in this settlement will be received by Siti. *Future proceeds to Siti are also subject to one-third fees payable to Siti’s Special Litigation Counsel. *There will be accounting, legal collection and shareholder distribution costs in the future. Reserves will be established as Siti’s liquidation continues.

            As of the date of this report the Company knows of no pending or threatened legal actions against the Company that would have a material impact on the operations or financial condition of the Company.

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            Defaults by EZCD.com as to its investment representations, and its content and technology sharing agreement with the Company in 2000 have been resolved in the EZCD.com bankruptcy liquidation, and the Company in May 2004, recovered approximately $30,000. There is no further recovery expected.

            From time to time since 1998, the Company had been a party to other legal disputes incidental and not material to its business.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            None.

PART II

ITEM 5. MARKET FOR THE REGISTRANT’S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

            The common stock of the Company, par value $0.001 per share (the “Common Stock”), was traded in the NASDAQ System from 1987 through April, 1995. NASDAQ delisted the Company from the National Market System because the Company failed to meet certain net tangible asset and bid and ask price criteria in April, 1995 as it went into reorganization. After 1997 the Common Stock was traded on the NASD OTC Bulletin Board, until June 2003. The stock is currently being traded in The Pink Sheets. There are currently 7 registered market makers for the Common Stock. If the Company engages in any reverse-merger transaction it anticipates that the resulting subsidiary spin-off to shareholders will be, at the least, a Bulletin Board stock in terms of size and listing requirements.

            In March, 1997, the Company’s Reorganization Plan became effective, which included a 75:1 reverse stock split. On that day, the Company’s reorganized common stock became eligible for trading under the symbol “SITI”, which symbol was modified by NASDAQ to “SITN.OB” in January, 2000. It now trades in The Pink Sheets under the symbol “SITN.PK.” The range of high and low closing bid prices for the Common Stock for the fiscal years 2005 and 2004 are set forth below. The National Quotation Bureau provided this information which may not reflect actual transactions.

HIGH AND LOW BID PRICES

	2005			2004
	Low	High		Low	High
First Quarter (6/05)	$0.03	$0.03	First Quarter (6/04)	$0.03	$0.03
Second Quarter (9/05)	0.03	0.03	Second Quarter (9/04)	0.02	0.03
Third Quarter (12/05)	0.01	0.04	Third Quarter (12/04)	0.02	0.03
Fourth Quarter (3/06)	0.03	0.25	Fourth Quarter (3/05)	0.03	0.05

On June 23, 2006, the last reported bid and ask prices of the Common Stock (after the dividend) were $.065 and $.075, respectively.
54

As of June 23, 2006 there were approximately 5,400 holders of record of the Company’s Common Stock (which amounts do not include the number of shareholders whose shares are held of record by brokerage houses but include each brokerage house as one shareholder).

            The Company has paid no dividends for the fiscal years ended March 31, 2005, 2004. However, for the 2006 year the Company accrued payment of approximately $4,504,000 for dividends to shareholders of record at the close of business of March 28, 2006. Such dividends were paid on and after April 12, 2006. The Company plans to retain earnings, if any, to finance the Company’s operations.

Recent Sales of Unregistered Securities

            For a discussion of sales of unregistered securities by the Company during the 2004 fiscal year see the Form 10-K for 2004, “Part II. Item 2. Changes in Securities.”

            For a discussion of sales of unregistered securities by the Company during the 2005 fiscal year see the Form 10-K for 2005, “Part II. Item 2. Changes in Securities.”

            Effective May 10, 2005 the Company completed another round of financing by the major investors of the Company in order to finance its operating and litigation costs, and in August, 2005 sold shares to Ms. Tantillo, both of which transactions are described at Item 1. above, “Financing”.

ITEM 6.   SELECTED FINANCIAL DATA

            The following selected financial data of the Company as of and for the periods indicated below are derived from the financial statements of the Company. The information presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included as Item 7, the financial statements and related footnotes included as Item 8 in the Form 10-K and the footnotes accompanying the tables. Effective January 1, 2002, the Company adopted the liquidation basis of accounting and as a result the selected financial data from fiscal 2002 only reflects operating activity through December 31, 2001.

55

STATEMENT OF CHANGES IN NET ASSETS DATA (LIQUIDATION BASIS OF ACCOUNTING)

	For the year ended March 31, 2006	For the year ended March 31, 2005	For the year ended March 31, 2004	For the year ended March 31, 2003	For the three months ended March 31, 2002

(Amounts in thousands, except per share amounts)
Net assets in liquidation at beginning of period	8	29	28	11	64
Reduction to net assets in liquidation:
Operating expenses and accrual of estimated costs	(3,256)	(295)	(217)	(260)	(110)
Dividend	(4,504)	—	—	—	—
Addition to net assets in liquidation:
Issuance of common stock	180	88	63	75	3

Litigation proceeds	7,750	—	—	—	—

Interest Income	19	—	—	—	—

Refund of charges	—	31	—	17	—
Contribution of management’s services and rent	155	155	155	185	46
Insurance recovery from World Trade Center attack	—	—	—	—	8
Net assets in liquidation at end of period	352	8	29	28	11

ITEM 7.   MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND STATUS OF LIQUIDATION

Organization

            SITI has been seeking merger or sale possibilities with operating businesses who perceive value in a merger with the Company as a publicly traded corporate shell. The Company was an Internet media company with three websites for the marketing of news and services. The Company’s websites related entirely to the music industry. The Company changed its corporate name to SITI-Sites.com, Inc. from Spectrum Information Technologies, Inc. after its Annual Meeting of Stockholders on December 14, 1999, and its former stock symbol “SITI” is now “SITN.PK”.

            In view of the Company’s determination to seek other business opportunities to create shareholder value, the following information relating to the results of the Company’s prior discontinued operations should not be relied upon as an indication of future performance. All of the Company’s operations prior to January 1, 2002 are discontinued operations and the Company adopted the liquidation basis of accounting, effective January 1, 2002. (See Status of Liquidation).

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STATUS OF LIQUIDATION

            SITI continues to seek merger or sale possibilities with operating businesses who perceive value in a merger with the Company as a publicly traded corporate shell. There can be no assurance these of any merger or sale occurring or such transaction will be viable for the Company. There are also several other business risks to any purchasers of Company stock, because the Company has no ongoing operations, is in liquidation, and is seeking merger or sale possibilities with operating businesses, to make use of the Company’s publicly traded status with approximately 5,400 shareholders. But current stock market conditions for “going public” increase the difficulties in arranging any such transactions.

LIQUIDITY AND CAPITAL RESOURCES

The Company’s primary objective is to conserve its cash while seeking merger or sale possibilities. As of March 31, 2006, the Company’s net assets totaled approximately $351,000. As of March 31, 2005, the Company’s net assets totaled approximately $8,000.

As of March 31, 2006, the Company’s total assets were approximately $4,926,000 which is represented primarily by cash. During the fiscal year ended March 31, 2006, the Company incurred approximately $3,256,000 in operating expenses. Such expenses were composed primarily of legal fees, expert fees and other costs of litigation of approximately $3,043,000 incurred as part of the patent litigation. The Company also recorded a charge of $155,000 for management’s contribution of services and rent. Salary for one employee totaled $18,000. Stock transfer fees totaled $24,000 for the fiscal year ended March 31, 2006. Accounting fees totaled $8,000 for the fiscal year ended March 31, 2006. The remaining $8,000 in operating expenses paid during the fiscal year ended March 31, 2006 related primarily to general office expenses

As of March 31, 2005, the Company’s total assets were approximately $ 27,000 which consisted solely of cash. During the fiscal year ended March 31, 2005, the Company incurred approximately $295,000 in operating expenses. Such expenses were composed primarily of management’s contribution of their services and rent of approximately $155,000. The Company further incurred legal fees and costs of approximately $90,000 as a direct result of the patent litigation. Stock transfer agent fees totaled approximately $24,000 for the twelve months ended March 31, 2005. Salary and related expenses to one employee for the fiscal year ended March 31, 2005 were approximately $17,000. The remaining $9,000 in operating expenses paid during the fiscal year ended March 31, 2005 related primarily to general office expenses

As of March 31, 2004 total assets were approximately $34,000 represented primarily by cash. During the fiscal year ended March 31, 2004, the Company incurred approximately $216,000 in operating expenses consisting primarily of management’s contribution of their services and rent of approximately $155,000. Legal fees totaled approximately $13,000 for the twelve months ended March 31, 2004. Such fees are the direct result of the patent litigation. Stock transfer agent fees totaled approximately $24,000 for the twelve months ended March 31, 2004. Salary and related expenses to one employee for the fiscal year ended March 31, 2004 were approximately $14,000. The remaining $10,000 in operating expenses paid during the fiscal year ended March 31, 2004 related primarily to general office expenses.

Management, primarily the Chairman/CEO, continues to work without any cash compensation. He will submit reasonable charges for his legal work on behalf of the Company. Management further continues to use personal offices to continue its plan.

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LIQUIDATION BASIS OF ACCOUNTING

            The financial statements for the fiscal periods ending prior to and including December 31, 2001 were prepared on the going concern basis of accounting, which contemplates realization of assets and satisfaction of liabilities in the normal course of business. As a result of Management’s Plan for Liquidation and the imminent nature of the liquidation, the Company adopted the liquidation basis of accounting effective January 1, 2002. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts, which estimates will be periodically reviewed and adjusted. Since the Company is in liquidation without continuing operations, the need to present quarterly Statements of Operations and Comprehensive Loss as well as a Statement of Cash Flows is eliminated. However, the prior year’s financial statements are presented since the Company did not adopt this method of accounting until January 1, 2002.

            The valuation of assets at their net realizable value and liabilities at their anticipated settlement amounts necessarily requires many estimates and assumptions. In addition, there are substantial risks and uncertainties associated with carrying out the liquidation of the Corporation’s existing operations. The valuations presented in the accompanying Statement of Net Assets in Liquidation represent estimates, based on present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the dissolution and liquidation plan based on the assumptions set forth below. The actual values and costs are expected to differ from the amounts shown herein and could be greater or lesser than the amounts recorded. Accordingly, it is not possible to predict the aggregate amount that will ultimately be distributable to shareholders and no assurance can be given that the amount to be received in liquidation will equal or exceed the net assets in liquidation per share in the accompanying Statement of Net assets in Liquidation or the price or prices at which the Common Stock has generally traded or is expected to trade in the future. The cautionary statements regarding estimates of net assets in liquidation set forth in the Forward-Looking Statements portion of this report are incorporated herein by reference.

INFLATION

            The Company does not believe that the relatively moderate rates of inflation in recent years have had a significant effect on its net revenue and profitability.

ITEM 7A.   QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

            The company had no short-term investments as of March 31, 2006 and 2005

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ITEM 8.   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            Information called for by this item is set forth in the Company’s consolidated financial statements and supplementary data contained in this report, and can be found at the pages listed in the following index on page F-1.

ITEM 9.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

            The Registrant notified its auditors, McGladrey & Pullen, LLP in 2003 that it was planning to change its status to an Inactive Registrant which would no longer require their services as auditors (subject to further review by management of applicable regulations, discussed herein at page 3 “Inactive Entity”, while the Form 10-K was being prepared).

            On June 25, 2003, the Registrant formerly notified McGladrey & Pullen, LLP that it was terminating McGladrey & Pullen, LLP as auditors for the Company.

PART III

ITEM 10.   DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

            Directors and Executive Officers of the Company

         The following table sets forth information with respect to the directors and executive officers of the Company:

Name	Position with the Company

Lawrence M. Powers	Chairman of the Board, Chief Executive Officer

Gladys Powers	Director

Toni Ann Tantillo	Director, Chief Financial Officer, Vice President, Secretary and Treasurer
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Business Experience of Directors and Executive Officers

            Lawrence M. Powers, 74, has served as the Company’s Chairman of the Board and Chief Executive Officer since the change of control transaction in December, 1998. Mr. Powers has been a private investor since 1992. Beginning in 1978 and continuing to his retirement in 1992, he built Spartech Corporation (NYSE), from a previously bankrupt corporation with few assets, into what has become a $1.5 billion plastics manufacturing group operating 45 plants. Raising some $200 million during his tenure, he and Spartech’s key managers built one of the largest plastic processing companies in the U.S. by 1992 (12 plants at the time). The management team he assembled has continued successfully. He remained on the board of Spartech until 1995. Mr. Powers, a securities lawyer in New York from 1957 through 1981, was educated at Yale Law School and senior executive programs at Harvard Business School.

            Gladys Powers was elected as a Director of the Company in August, 2004. She has been married to the Chairman/CEO nearly 50 years. She is 78 years old and is generally familiar with all of the Company’s activities as a result of regular briefings by Mr. Powers, and her occasional help in reviewing drafts of many Company materials and published articles for Siti over the past five years. She is a trained author, having earlier written several television dramatic plays, documentaries and stage plays, with several New York workshops and a substantial Off-Broadway production. She received her B.A. at the University of Washington in Seattle, attended graduate literature and writing programs at Oxford, the Sorbonne, at Columbia University and in a fellowship at the Yale Drama School. She is currently working on screen plays at her home offices. Mrs. Powers is expected to be an active participant in the business of the Board of Directors because of her substantial stock interest in Siti through Lawrence Powers and her son, Barclay. Her shareholder interest is coupled with her knowledge of all present Company activity, and her experience in reviewing with Mr. Powers his various business ventures, and knowing his partners and associates, over a lengthy career since 1956.

            Toni Ann Tantillo was elected a Director of the Company in May 2004. Ms. Tantillo is a Certified Public Accountant in New York, and has been effectively handling accounting, regulatory filings and other business matters for the Company for the past eight years. She has been its Chief Financial Officer since 1999; is also its Vice-President, Secretary and Treasurer; and she worked as an independent consultant to SITI after its change of control in December, 1998. She was also the controller of SITI from 1995 to December, 1998 under its prior management. Ms. Tantillo, age 39 has conducted her own private accounting practice since 1998. Her client base and experience includes an international public relations firm, an importer/exporter of steel, a publication firm and many small businesses.

Compliance with Section 16 of the Exchange Act

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all such reports. To the Company’s knowledge, based on a review of such reports to the Company and certain representations of the Reporting Persons, the Company believes that during the 2004, 2005 and 2006 fiscal years, all Reporting Persons timely complied with all applicable Section 16(a) filing requirements.

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ITEM 11. EXECUTIVE COMPENSATION

Compensation of Executive Officers

            The following table sets forth the total annual compensation paid, or accrued by the Company for services in all capacities for Mr. Lawrence M. Powers in fiscal 2006, 2005 and 2004, who served as Chief Executive Officer and one individual who was among the highest paid employees for fiscal years 2004, 2005 and 2006.

	Summary Compensation Table
				Long-Term Compensation Payouts
	Annual Compensation
	Grants & Awards
Name and Principal Position	Year	Salary		Bonus	Other Annual Comp.	Restricted Stock Awards

Lawrence M. Powers	2006	125,000	(1)	-0-	-0-	-0-
Chairman and Chief	2005	125,000	(1)	-0-	-0-	-0-
Executive Officer	2004	125,000	(1)	-0-	-0-	-0-

Toni Ann Tantillo (3)	2006	18,000		-0-	-0-	-0-
Director,	2005	17,000		-0-	-0-	-0-
Chief Financial Officer	2004	12,000		-0-	-0-	-0-
Vice-President, Secretary and Treasurer

(1)  Amounts include Mr. Powers’, contribution of services charged against earnings. Mr. Powers did not receive any compensation for his services during fiscal 2004, 2005 and 2006.

Option Grants in Last Year

            There were no options granted during the fiscal years ended March 31, 2004 and March 31, 2005 and March 31, 2006.

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Option Exercises and Year-End Values

            There were no options exercised by the Named Executive Officers during the 2006 fiscal year. Any options held by such individuals were purchased in connection with stock purchase agreements. (See “Item 5. Market for the Registrant’s Common Equity and Related Stockholder Matters.”)

Compensation of Directors

            At present, the Board does not award compensation to its directors.

Employment Agreements

            At present the Company does not maintain employment agreements or other arrangements with its executive officers. Mr. Powers continues to work without compensation except for ongoing charges for certain legal invoices in 2006 and expects to continue in such a manner in fiscal 2007.

            At present, the Company does not have a Compensation Committee.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information, as of June 23, 2006, as to the beneficial ownership of the Company’s common stock (including shares which may be acquired within sixty days pursuant to stock options) by (1) each person or group of affiliated persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock, (2) the Named Executive Officers, (3) each of the Company’s directors, and (4) all directors and executive officers of the Company as a group. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

Name of Owner	Shares of Common Stock Number		Beneficially Owned Percent of Class

Lawrence M. Powers	13,836,666	(1)	46.2%
47 Beech Road
Englewood, NJ 07631

Robert Ingenito (former director)	5,526,667	(2)	18.4%
80 Ruland Road
Melville, NY 11747-6200

Barclay V. Powers (former director)	4,818,333		19.4%
P.O. Box 365
Mendocino, CA 95460
62

John Iannitto (former officer)	2,780,000	(3)	9.3%
D/B/A RSI Marketing
171 Madison Avenue
New York, NY 10016

Toni Ann Tantillo	155,834	(4)	*
115 Whitman Road
Yonkers, NY 10710

Current Directors and	13,992,500	(4)	46.7%
Executive Officers as a
Group (2 persons):

————————
* Less than 1%

(1)  Consists solely of shares. All options were cancelled pursuant to the November 28, 2001 offer to key investors. Shares and options held by Mr. Lawrence Powers also include 4,818,333 shares held by his son, Barclay V. Powers, as to which Lawrence Powers disclaims voting or investment power therein.

(2)  Consists solely of shares. All options were cancelled pursuant to the November 28, 2001 offer to key investors. Shares held by Mr. Ingenito also include 2,596,667 shares held by John DiNozzi.

(3)  Consists solely of shares held by RSI Marketing, a sole proprietorship owned by John Iannitto. All options were cancelled pursuant to the November 28, 2001 offer to key investors.

(4)  Consists solely of shares.

PART IV

ITEM 14.   EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

(a)	The following documents are filed as part of this Annual Report on Form 10-K:

1.	Consolidated Financial Statements:

The consolidated financial statements filed as a part of this report are listed in the “Index to Consolidated Financial Statements” at Item 8.

2.	Consolidated Financial Statement Schedules:

        The consolidated financial statement schedule filed as part of this report is listed in the “Index to Consolidated Financial Statements ” at Item 8.

        Schedules other than that listed on the accompanying Index to Consolidated Financial Statements are omitted for the reason that they are either not required, not applicable, or the required information is included in the consolidated financial statements or notes thereto.

3.	Exhibits
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2.2	Acquisition Agreement Between the Company and Tropia, Inc. (4)

3.1	Certificate of Incorporation of SITI-Sites.com, Inc. as amended. (3)

3.2	Amended and Restated Bylaws of SITI-Sites.com, Inc., as amended (3)

3.3	Restated Certificate of Incorporation of the Company (3)

3.4	Restated Bylaws of the Company (3)

10.1	Investment and Business Development Agreement Among the Company, Minutemeals.com, Inc., Joseph Langhan and Donald Moore, dated March 19, 1999 (5)

10.2	Stock Purchase Agreement Between the Company and Powers & Co. dated December 11, 1998 (5)

10.3	Stock Purchase Agreement Between the Company and Robert Ingenito dated December 12, 1998 (5)

10.4	Stock Purchase Agreement Between the Company and Steven Gross dated December 12, 1998 (5)

10.5	Option Agreement Entered Into Between the Company and Maurice W. Schonfeld (5)

10.6	Termination Agreement Dated as of May 28, 1999 Among the Company, Minutemeals.com, Inc., Joseph Langhan, and Donald Moore (5)

10.7	Stock Purchase Agreement dated July 26, 1999 (Powers) (3)

10.8	Content and Technology Sharing Agreement dated December 23, 1999, between the Company and Volatile Media, Inc. (6)

10.9	Stock Purchase Agreement dated December 23, 1999 (Powers and Ingenito) (2)

10.10	Option Agreement dated December 23, 1999 Entered Into Between the Company and Lawrence M. Powers (2)

10.11	Option Agreement dated December 23, 1999 Entered Into Between the Company and Robert Ingenito (2)

10.12	Subscription Agreement dated February 8, 2000 Between the Company and Volatile Media, Inc. (6)

10.13	SITI-Sites.com, Inc. 1999 Stock Option Plan (6)

10.14	Purchase Agreement dated January 3, 2000, between the Company and Theodore Mazola (7)

10.15	Purchase Agreement-2 dated January 3, 2000, among the Company and Theodore Mazola and Steven Zuckerman(7)

10.16	Letter Agreement dated January 3, 2000, executed by New York Music Expo, Inc. in favor of the Company(7)

10.17	Settlement Agreement Dated May 1, 2000 Among the Company and Jonathan Blank, Ari Blank and Arjun Nayyer (2)

10.18	Stock Purchase Agreement dated June 8, 2000 (Powers, Ingenito and Iannitto) (2)

10.19	Employment Arrangements Agreement dated June 12, 2000 Entered Into Between the Company and Messrs. Robert Ingenito and John Iannitto (2)

10.20	Stock Option Agreement Dated June 8, 2000, Entered Into Between the Company and Lawrence Powers (2)

10.21	Stock Option Agreement Dated June 8, 2000, Entered Into Between the Company and Robert Ingenito (2)

10.22	Stock Option Agreement Dated June 8, 2000, Entered Into Between the Company and John Iannitto (2)

10.23	Stock Purchase Agreement dated June 13, 2000 (Colvil Investments, LLC purchase) (2)

10.24	Stock Option Agreement Dated June 13, 2000, Entered Into Between the Company and Colvil Investments, LLC (2)

10.25	Stock Purchase Agreement dated June 16, 2000 (Steven Gross purchase) (2)

10.26	Stock Option Agreement Dated June 16, 2000, Entered Into Between the Company and Steven Gross (2)

31	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
64

32	Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

Notes:

(1)	Filed Herewith.

(2)	Previously Filed as an Exhibit to the Company’s Annual Report on Form 10-K for the Fiscal Year ended March 31, 2000, and incorporated herein by reference

(3)	Previously Filed as an Exhibit to the Company’s Definitive Proxy Statement Effective December 14, 1999, and incorporated herein by reference.

(4)	Previously Filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 1999, and incorporated herein by reference.

(5)	Previously Filed as an Exhibit to the Company’s Annual Report on Form 10-K for the Fiscal Year ended March 31, 1999, and incorporated herein by reference.

(6)	Previously Filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 1999.

(7)	Previously Filed as an Exhibit to the Company’s Current Report on Form 8-K dated January 18, 2000.

(b) Reports on Form 8-K:

On January 26, 2006, The Company filed Form 8-K announcing at “Item 1.01 Legal Proceedings”, Siti’s Patent Settlement Agreement.

On March 21, 2006, The Company filed Form 8-K announcing at “Item 1.01 Material Agreements”, the Patent Settlement Agreement and liquidating dividend.
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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITI-SITES.COM, INC.

Dated: June 30, 2006	By	/s/ Toni Ann Tantillo
Toni Ann Tantillo (Director, Chief Financial Officer, Vice President, Secretary and Treasurer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: June 30, 2006	By	/s/ Lawrence M. Powers
Lawrence M. Powers (Chief Executive Officer and Chairman of the Board of Directors)

Dated: June 30, 2006	By	/s/ Gladys Powers
Gladys Powers (Director)
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EXHIBIT 31

CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Lawrence M. Powers, certify that:

1)    I have reviewed this Annual Report on Form 10-K of SITI-Sites.com, Inc. (the “Registrant”)

2)    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3)    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4)    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the “Evaluation Date”); and

     c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5)    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

     a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

     b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6)    The registrant’s other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 30, 2006

By /s/ Lawrence M. Powers
Lawrence M. Powers Chief Executive Officer and Chairman of the Board of Directors
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CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Toni Ann Tantillo, certify that:

1)    I have reviewed this Annual Report on Form 10-K of SITI-Sites.com, Inc. (the “Registrant”)

2)    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3)    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4)    The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b)   evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the “Evaluation Date”); and

     c)   presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5)    The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

     a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

     b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6)    The registrant’s other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 30, 2006

By /s/ Toni Ann Tantillo
Toni Ann Tantillo Director, Chief Financial Officer, Vice President, Secretary and Treasurer
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EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SITI-Sites.com, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Lawrence M. Powers, Chief Executive Officer and Toni Ann Tantillo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lawrence M. Powers
Lawrence M. Powers Chief Executive Officer

/s/ Toni Ann Tantillo
Toni Ann Tantillo Chief Financial Officer

June 30, 2006
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SITI-Sites.com, Inc. and Subsidiary Index to Consolidated Financial Statements

Unaudited Financial Statements for the Fiscal Years Ended March 31, 2006 and March 31, 2005:

Statement of Net Assets in Liquidation as of March 31, 2006 and March 31, 2005 (Unaudited)	F-2
Statement of Changes in Net Assets in Liquidation for the Twelve Months Ended March 31, 2006 and March 31, 2005 (Unaudited)	F-3
Notes to Consolidated Financial Statements for the Twelve Months Ended March 31, 2006 and March 31, 2005 (Unaudited)	F-4 – F-11

SITI-Sites.com, Inc.
Statement of Net Assets in Liquidation (Amounts in thousands)	March 31, 2006	March 31, 2005
	(Unaudited)	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	$4,925	$27
Receivables and other assets	1	—

Total current assets	4,926	27

Property and Equipment, net	—	—

Total assets	$4,926	$27

Liabilities:
Current Liabilities
Dividend Payable	$4,504	$19
Accounts payable and accrued liabilities	20	$19

Total current liabilities	4,574	19

Total liabilities	4,574	19

Net Assets in Liquidation	$352	$8

See accompanying notes to consolidated financial statements.
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SITI-Sites.com, Inc. Statement of Changes in Net Assets in Liquidation	Twelve Months Ended March 31, 2006	Twelve Months Ended March 31, 2005
(Amounts in thousands)	(Unaudited)	(Unaudited)

Net assets in liquidation at beginning of period	$8	$29
Reductions to net assets in liquidation:
Dividends	(4,504)	—
Operating expenses and accrual of estimated costs	(3,256)	(295)
Increases to net assets in liquidation:

Refund of charges	—	31

Issuance of common stock	—	88
Litigation proceeds	7,750	—

Interest Income	19	88

Issuance of common stock	180	88
Contribution of management’s services and rent	155	155

Net assets in liquidation at end of period	$352	$8

See accompanying notes to consolidated financial statements.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE MONTHS ENDED MARCH 31, 2006 and MARCH 31, 2005 (UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) MANAGEMENT’S PLAN FOR LIQUIDATION

                        Siti-Sites.com, Inc., a Delaware corporation (referred to as “SITI” or the “Company”) previously operated as an Internet media company with three websites for the marketing of news and services. The Company’s websites related entirely to the music industry. SITI incurred losses continuously since their inception in 1999. As a result, the Company commenced procedures to prepare to liquidate its assets effective January 1, 2002.

Asset Liquidation. For a full discussion on Management’s plan for liquidation, refer to the Form 10-K for 2005, incorporated herein by reference. A liquidating dividend was paid to shareholders in April, 2006 as a result of certain litigation described at Item 3 hereof, amounting to $4.5 million at $.15 per share to each shareholder.

Financing. For a full discussion on the Company’s financing up to and including the fiscal year ended March 31, 2005, refer to the Form 10-K for 2005, incorporated herein by reference.

The Company continues to seek merger or sale possibilities with operating businesses who perceive value in a merger with the Company as a publicly traded corporate shell with approximately 5,400 shareholders. Several such transactions have been discussed in 2002 — 2006, but none of them have gone to completion. The format the Company now plans to use is to form a subsidiary, “reverse merge” a suitable candidate into such subsidiary and then distribute the Company’s shares retained therein (ranging from 10% to 5%, depending on the business involved) to all of the Company’s shareholders under a full S-1 Registration Statement filed with the SEC. The candidates so far have not had the capital base, or lacked other factors justifying this type of transaction. But the format enables the Company to handle such transactions more than once, if their business merit justifies “going public” in this manner.

[THIS SPACEINTENTIONALLY LEFT BLANK]
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Effective May 10, 2005 the Company completed another round of financing by the major investors of the Company in order to finance its operating and litigation costs. Certain investors including Chairman Lawrence Powers purchased a total of 3,500,000 shares at $.05 per share. The shares purchased by the major investors were not registered under the Securities Act of 1933, were purchased for investment and are not readily marketable, which factors generally result in discounts in purchase value. However, no discounts were taken and, at the time of the investment, the stock was trading at approximately $.03 per share for seven days preceding this transaction.

        The following is a list of the participants:

Name	Shares Purchased	Amount

Lawrence M. Powers	1,300,000	$65,000

Robert Ingenito	550,000	$27,500

John DiNozzi	550,000	$27,500

John Iannitto	550,000	$27,500

Steven Gross	550,000	$27,500

         Chairman/CEO Powers continued to advance the Company funding for its legal costs. In addition to the $50,000 advanced to the Company in June, 2005, an additional $60,000 was advanced to the Company during the quarter ended September 30, 2005. Additional advances were made after September 30, 2005, joined in by other large equity investors in the Company and treated as an Additional Financing by Loans. This financing for a total of $220,352 was completed in November, 2005. The loans to the Company did not bear any interest. The investors were not to receive repayment of principal, until after substantial net financial results, exceeding at least $2 million in cash are achieved by Siti in the pending litigation, or from some equivalent revenue source to the Company, with repayment at that time to be shared pro-rata among these investors. The investor-lenders were:

Lawrence M. Powers	$122,232	(total advances)
Robert Ingenito	24,420
John DiNozzi	24,420
John Iannitto	24,640
Steven Gross	24,640

        The litigation was settled in early 2006, and these loans were repaid in full in March 2006.

        On August 4, 2005, in connection with her services as a Director, Ms. Tantillo purchased 100,000 shares of SITI common stock at $.05 per share. An initial payment of $3,000 was made with the agreement and the balance was paid on September 15, 2005. The shares purchased by Ms. Tantillo were not registered under the Securities Act of 1933, were purchased for investment and are not readily marketable, which factors generally result in discounts in purchase value. However, no discounts were taken and, at the time of the investment, the stock was trading at approximately $.03 per share for seven days preceding this transaction.

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        The several other business risks to the purchasers described in all prior filings, are also continuing. Those risks were increased by the ongoing cash costs of the patent recovery litigation, which were paid in full from settlement proceeds and prior financings. Some legal expenses will continue for a substantial period to monitor the settlement, and to cover legal costs of special corporate activity and attempts to create additional value in the patent rights where the Company has become a creditor under the settlement. See Item 3. below. The future risks to all shareholders further include a “one-third contingent fee agreement”, based solely on results achieved, with Special Litigation Counsel, Green, Schaaf & Jacobson for handling the litigation through trial and appeal. This arrangement, while currently advantageous to the Company, will necessarily reduce any net proceeds to the Company from the litigation. See “Litigation” and “Subsequent Event” regarding recent settlement.

        The Company’s Chairman/CEO Powers, who is also General Counsel to the Company, was active in the lengthy investigation in the suit. He spent substantial time working closely with litigation counsel as this matter continued into motions, trial preparation and settlement. Mr. Powers decided that he would not seek or receive any attorneys’ fees for his work in the litigation at its conclusion by a settlement in January 2006, although entitled to do so. He concluded this waiver of any attorney fees through such date would serve the best interests of the corporation. He will be charging reasonable attorney fees for his legal work since the settlement.

        Audited Financial Statements. As a result of the asset liquidation and reasons discussed below, the Company’s management has determined that it is an “inactive entity” under SEC accounting rules (See also “Form 10-K for 2004, Item 1. Business – Inactive Entity”), and is not therefore required to file audited financial statements. This step conserves working capital. The Company meets all of the criteria as set forth below except as noted:

              (a) Gross receipts from all sources for the fiscal years ended March 31, 2005 and 2004 were not in excess of $100,000, except for a one-time settlement of litigation described at Item 3 below resulting in a liquidating dividend;

              (b) For fiscal 2004 and 2005, the registrant has not purchased or sold any of its own stock, granted options therefore, or levied assessments upon outstanding stock; (1)

              (c) Expenditures for all purposes for the fiscal years ended March 31, 2005 and 2004 were not in excess of $100,000, except for litigation expenses recovered in the litigation settlement described in Item 3 below.; (2)

              (d) No material change in the business has occurred during the 2004 and 2005 fiscal years, including any bankruptcy, reorganization, readjustment or succession or any material acquisition or disposition of plants, mines, mining equipment, mine rights or leases; and

              (e) No exchange upon which the shares are listed, or governmental authority having jurisdiction, requires the furnishing to it or the publication of audited financial statements.

        (1) During the last two fiscal years, the Company had no source of funding to cover its expenses which were almost entirely audit, stock transfer expenses and litigation expenses. Chairman/CEO Powers, who may be deemed to beneficially own approximately 46% of the Company’s outstanding stock, and other existing investors provided funding to the Company. All of the shares issued are legended and none of the investors, has any intention of selling the stock publicly in the foreseeable future. (See also “Form 10-K for 2004, Item 1. Business – Inactive Entity”)

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        (2) For fiscal 2004, operating expenses of approximately $216,000 included approximately $155,000 of contributed services and rent. The Company recorded such $155,000 as a contribution of capital because there was no cash outlay for such expenses. For fiscal 2005, operating expenses of approximately $295,000 included approximately $155,000 of contributed services and rent which were recorded as contributions of capital because there was no cash outlay for such expenses. Litigation expenses were offset against recovery in the recent settlement.

        Audited financial statements are planned to be resumed when events or transactions justify the expense. The Company expects to continue filing unaudited quarterly and annual financial statements with the SEC.

            (b) CHANGE TO LIQUIDATION BASIS OF ACCOUNTING

            During the quarter ended December 31, 2001, the Company decided to liquidate its operations and adopted the liquidation basis of accounting effective January 1, 2002. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts, which estimates will be periodically reviewed and adjusted. Since the Company is in liquidation without continuing operations, the need to present quarterly Statements of Operations and Comprehensive Loss as well as a Statement of Cash Flows, is eliminated. However, the prior year’s financial statements for the comparable quarter are presented, since the Company did not adopt this method of accounting until January 1, 2002.

            The valuation of assets at their net realizable value and liabilities at their anticipated settlement amounts necessarily requires many estimates and assumptions. In addition, there are substantial risks and uncertainties associated with carrying out the liquidation of the Corporation’s existing operations. The valuations presented in the accompanying Statement of Net Assets in Liquidation represent estimates, based on present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the dissolution and liquidation plan based on the assumptions set forth below. The actual values and costs are expected to differ from the amounts shown herein and could be greater or lesser than the amounts recorded. Accordingly, it is not possible to predict the aggregate amount that will ultimately be distributable to shareholders and no assurance can be given that the amount to be received in liquidation will equal or exceed the net assets in liquidation per share in the accompanying Statement of Net assets in Liquidation or the price or prices at which the Common Stock has generally traded or is expected to trade in the future. The cautionary statements regarding estimates of net assets in liquidation set forth in the Forward-Looking Statements portion of this report are incorporated herein by reference.

            (c) RECENT HISTORY

            The accompanying financial statements reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the results of operations for the periods shown.

            (d) USE OF ESTIMATES

            In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) CASH AND CASH EQUIVALENTS
75

        Cash and cash equivalents include the Company’s cash balances and short-term investments that mature in 90 days or less from the original date of maturity. Cash and cash equivalents are carried at cost plus accrued interest, which approximates market.

2.  STOCKHOLDERS’ EQUITY

(a) STOCK AND OPTION ISSUANCES

        The Company has issued common stock and options under the provisions of:

      (i)   1996 STOCK INCENTIVE PLAN

        The 1996 Stock Incentive Plan authorized the issuance of 276,079 shares of Reorganized SITI Common Stock, or options to purchase such common stock, to employees, officers, and directors of the Company. Pursuant to this Plan, the three non-executive directors who were in the employ of the Company on the Effective Date were specifically allocated an aggregate of 34,077 shares to be distributed as follows: 300 shares on the Effective Date, 11,259 during June 1998, 11,259 during November 1998 and 11,259 during June 1999. During fiscal 1998, 7,400 shares with a fair market value of $9,250 were distributed to employees and directors of the Company as additional compensation. Total options, under the plan, granted to employees and officers of the Company with various vesting periods and performance criteria totaled 209,815, and such Plan is no longer in operation.

Additional information as follows:

	Shares Subject to Options	Weighted Average Exercise Price

Outstanding at March 31, 2004 at $1.69-$2.15 per share	41,500	$2.13
Granted, exercised and extinguished	—	$—

Outstanding at March 31, 2005 at $1.69-$2.15 per share	41,500	$2.13
Granted, exercised and extinguished	—	$—

Outstanding at March 31, 2006 at $1.69-$2.15 per share	41,500	$2.13

The following table summarizes information about stock options outstanding and exercisable at March 31, 2006:

Range of Exercise Prices	Outstanding and Exercisable at March 31, 2005	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price

$1.69 to $2.15	41,500	1.38	$2.13

        (ii) 1998 CONSULTANT STOCK INCENTIVE PLAN

        The 1998 Consultant Stock Incentive Plan authorizes the issuance of 100,000 shares of Reorganized SITI Common Stock, or options to purchase such Common Stock, to non-employees and consultants of the Company. There were no options granted during fiscal 2004 and 2005.

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	Shares Subject to Options	Weighted Average Exercise Price

Outstanding at March 31, 2004 at $0.875 -$2.15 per share	40,000	$1.19
Granted, exercised and extinguished	—	$—

Outstanding at March 31, 2005 at $0.875 -$2.15 per share	40,000	$1.19
Granted, exercised and extinguished	—	$—

Outstanding at March 31, 2006 at $0.875 -$2.15 per share	40,000	$1.19

The following table summarizes information about non-employee and consultant stock options outstanding and exercisable at March 31, 2006:

Range of Exercise Prices	Outstanding and Exercisable at March 31, 2005	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price

$0.875 to $2.15	40,000	2.14	$1.19

3. COMMITMENTS AND CONTINGENCIES

              Management uses its personal offices to conduct business for the Company. As a result, no rent has been paid during the fiscal years ended March 31, 2005 and March 31, 2006. However, as a result of the contribution of rent, a charge was recorded to rent and paid in capital of approximately $30,000 for each fiscal year.

4. LITIGATION

        Siti had a civil suit pending since April, 2004 through March, 2006 in New York State Supreme Court in New York County, described in earlier filings under the Securities Exchange Act of 1934 on Forms 10-K and 10-Q. The case was settled on the eve of trial on January 20, 2006 and settlement documents completed by March, 2006. A summary of the terms of settlement follows:

        Siti’s 2004 complaint alleged that certain defendants wrongfully purchased its portfolio of patents on cell-phone and vehicular wireless technology. In response, each defendant denied all liability to Siti as to all claims, and there has been no admission of liability by any defendant. The settlement is a relinquishment of all claims by Siti in exchange for cash in the amount of $7,750,000, and an assignment of a percentage of future gross proceeds, if any, derived from Siti’s former patent portfolio, as enhanced since the purchase. These amounts will be reduced by one-third to cover the contingent fees earned by Siti’s Special Litigation Counsel, Green, Bush and Jacobson of Clayton, Missouri. Siti’s initial net cash recovery was approximately $5,150,000. This net sum was received upon closing of

77

the settlement agreement in March 2006. Loan advances by certain shareholders of $225,000 were repaid, taking the net sum down to $4.9 million.

        All proceeds from the settlement are “non-recurring” in nature. Siti has remained in liquidation since 2002, has no other business and completed a liquidating dividend distribution to shareholders on 87% of the initial cash proceeds as soon as practicable. The net amount available was $4.5 million, after a provision for remaining litigation costs and working capital. The dividend was allocated pro-rata among shareholders holding approximately 30 million shares, for $.15 per share distributed in this continuing liquidation of Siti.

        Future Proceeds. The assignment to Siti of future Gross Proceeds (if any, and as defined), that are received by the defendant patent holding company (the “Patent Holding Company”) after January 19, 2006, will consist of 15% of the first $10 million in Gross Proceeds, 20% of the next $10 million, and 25% of all Gross Proceeds in excess of $20 million. “Gross Proceeds” means all proceeds received by defendant Patent Holding Company from the entire patent portfolio, before any deduction for defendants’ own counsel fees, costs and expenses of operations, salaries or other distributions to members of defendant Patent Holding Company. Siti is a senior creditor thereof, and claims no ownership interest in the patent portfolio or such Patent Holding Company.

        The portfolio consists of 19 patents and pending applications that cover data and voice connections between computers and cell phones, and roaming across the U.S. and elsewhere with cell phones, personal digital assistants and wireless equipment in vehicles. The latest patents in the portfolio also cover spectrum sharing among various wireless communication networks. The Company’s senior creditor position in future proceeds is documented in filings in the Patent and Trademark Office and in several states under the Uniform Commercial Code. The Company is monitoring its creditor position and endeavoring to work cooperatively with the Patent Holding Company to maximize future proceeds from the portfolio

        Risk Factors *Siti does not know how much, if any, in future Gross Proceeds are still obtainable from this patent portfolio, and ultimate results are very speculative. *Current or future changes in technology may affect the patent properties adversely. * Infringement litigation is costly, involves risk to the patent portfolio, and such Patent Holding Company must obtain its own financing. *Siti’s share of future Gross Proceeds is subject to these and other business risks in such Patent Holding Company. *The settlement has been reached after protracted litigation, and requires ongoing monitoring under its disclosure terms by Siti as a creditor. *Under the settlement, Siti cannot exercise any control over licensing or other decisions that could generate or otherwise impact Gross Proceeds. *No assurance can be given that anything more than the initial net cash value in this settlement will be received by Siti. *Future proceeds to Siti are also subject to one-third fees payable to Siti’s Special Litigation Counsel. *There will be accounting, legal collection and shareholder distribution costs in the future. Reserves will be established as Siti’s liquidation continues.

        As of the date of this report the Company knows of no pending or threatened legal actions against the Company that would have a material impact on the operations or financial condition of the Company.

        Defaults by EZCD.com as to its investment representations, and its content and technology sharing agreement with the Company in 2000 have been resolved in the EZCD.com bankruptcy liquidation, and the Company in May 2004, recovered approximately $30,000. There is no further recovery expected.

        From time to time since 1998, the Company had been a party to other legal disputes incidental and not material to its business.

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5. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES As of March 31, 2006 and 2005, accounts payable and accrued liabilities were comprised of the following:

	2006	2005
	(Amounts in thousands)
Accrued professional fees	$ 50	$ 14
Accounts payable	20	5

	$ 70	$ 19

6. DIVIDEND PAYABLE

        Siti declared a $0.15 per share dividend to shareholders of record as of March 28, 2006. At such time Siti’s outstanding stock was 30,028,261 shares resulting in a payable of $4,504,239.15 which was paid on or after April 12, 2006.

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Exhibit D UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 10-Q (Mark One)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2006

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________________ to _______________

Commission File Number 0-15596 SITI-SITES.COM, INC. (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	75-1940923 (I.R.S. Employer Identification No.)

47 Beech Road, Englewood, New Jersey (Address of Chairman and Chief Executive Officer)	07631 (Zip Code)

111 Lake Avenue, Tuckahoe, New York (Address of Chief Financial Officer)	10707 (Zip Code)

(212) 925-1181
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES ☒   NO ☐

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Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.

YES ☒   NO ☐

As of August 12, 2006, the registrant had outstanding 30,028,261 shares of its Common Stock, par value $.001 per share.

The following documents are incorporated herein by reference:

(5) Annual Report to security holders on Form 10-K for the year ended March 31, 2006 (the “Form 10-K for 2006”);

(6) Annual Report to security holders on Form 10-K for the year ended March 31, 2005 (the “Form 10-K for 2005”);

(7) Annual Report to security holders on Form 10-K for the year ended March 31, 2004 (the “Form 10-K for 2004”);

(8) Annual Report to security holders on Form 10-K for the year ended March 31, 2003 (the “Form 10-K for 2003”);

(9) Quarterly Report to security holders on Form 10-Q for the quarter ended June 30, 2005 (“June 30, 2005 10-Q”)
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SITI-SITES.COM, INC. FORM 10-Q JUNE 30, 2006

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PART I. FINANCIAL INFORMATION

SITI-Sites.com, Inc. Statement of Net Assets in Liquidation (Amounts in thousands)

	June 30, 2006 (Unaudited)	March 31, 2006

Assets
Current assets:
Cash and cash equivalents	$323	$4,925
Receivables and other assets	—	1

Total current assets	1	4,926

Total assets	$324	$27

Liabilities
Current Liabilities
Dividend Payable	$—	$4,504
Accounts payable and accrued liabilities	8	20

Total current liabilities	8	4,574

Total liabilities	8	4,574

Commitments and contingencies	—	—

Net Assets in Liquidation	$316	$352

See accompanying notes to consolidated financial statements.
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SITI-Sites.com, Inc. Statement of Changes in Net Assets (Liabilities) in Liquidation

Three months ended	June 30, 2006 (Unaudited)	June 30, 2005 (Unaudited)
(Amounts in thousands)

Net assets in liquidation beginning of period	$352	$8
Additions to net assets in liquidation:
Interest income	8	—
Issuance of common stock	—	175
Contribution of management’s services and rent	38	38
Reductions to net assets in liquidation:
Operating expenses and accrual of estimated costs	(82)	(296)

Net assets (liabilities) in liquidation at end of period	$316	$(75)

See accompanying notes to consolidated financial statements.
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NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                Siti-Sites.com, Inc., a Delaware corporation (referred to as “SITI” or the “Company”) previously operated as an Internet media company with three websites for the marketing of news and services. The Company’s websites related entirely to the music industry. SITI incurred losses continuously since their inception in 1999. As a result, the Company commenced procedures to prepare to liquidate its assets effective January 1, 2002.

                Asset Liquidation.  For a full discussion on Management’s plan for liquidation, refer to the Form 10-K for 2005, incorporated herein by reference. A liquidating dividend was paid to shareholders in April, 2006 as a result of certain litigation described at Item 3 hereof, amounting to $4.5 million at $.15 per share to each shareholder.

                Financing.  For a full discussion on the Company’s financing up to and including the fiscal year ended March 31, 2006, refer to the Form 10-K for 2005 and 10-K for 2006, incorporated herein by reference.

                The Company continues to seek merger or sale possibilities with operating businesses who perceive value in a merger with the Company as a publicly traded corporate shell with approximately 5,400 shareholders. Several such transactions have been discussed in 2002 - 2006, but none of them have gone to completion. The format the Company now plans to use is to form a subsidiary, “reverse merge” a suitable candidate into such subsidiary and then distribute the Company’s shares retained therein (ranging from 10% to 5%, depending on the business involved) to all of the Company’s shareholders under a full S-1 Registration Statement filed with the SEC. The candidates so far have not had the capital base, or lacked other factors justifying this type of transaction. But the format enables the Company to handle such transactions more than once, if their business merit justifies “going public” in this manner.

          The several other business risks to the purchasers described in all prior filings, are also continuing. Those risks were increased by the ongoing cash costs of the patent recovery litigation, which were paid in full from settlement proceeds and prior financings. Some legal expenses will continue for a substantial period to monitor the settlement, and to cover legal costs of special corporate activity and attempts to create additional value in the patent rights where the Company has become a creditor under the settlement. See Item 3. below. The future risks to all shareholders further include a “one-third contingent fee agreement”, based solely on results achieved, with Special Litigation Counsel, Green, Schaaf & Jacobson for

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handling the litigation through trial and appeal. This arrangement, while currently advantageous to the Company, will necessarily reduce any net proceeds to the Company from the litigation. See “Litigation” and “Subsequent Event” regarding recent settlement.

             The Company’s Chairman/CEO Powers, who is also General Counsel to the Company, was active in the lengthy investigation in the suit. He spent substantial time working closely with litigation counsel as this matter continued into motions, trial preparation and settlement. Mr. Powers decided that he would not seek or receive any attorneys’ fees for his work in the litigation at its conclusion by a settlement in January 2006, although entitled to do so. He concluded this waiver of any attorney fees through such date would serve the best interests of the corporation. He will be charging reasonable attorney fees for his legal work since the settlement.

          Audited Financial Statements. As a result of the asset liquidation and reasons discussed below, the Company’s management has determined that it is an “inactive entity” under SEC accounting rules (See also “Form 10-K for 2004, Item 1. Business – Inactive Entity”), and is not therefore required to file audited financial statements. This step conserves working capital. The Company meets all of the criteria as set forth below except as noted:

                  (a) Gross receipts from all sources for the fiscal years ended March 31, 2006 and 2005 were not in excess of $100,000, except for a one-time settlement of litigation described at Item 3 below resulting in a liquidating dividend;

                  (b) For fiscal 2005 and 2006, the registrant has not purchased or sold any of its own stock, granted options therefore, or levied assessments upon outstanding stock; (1)

                  (c) Expenditures for all purposes for the fiscal years ended March 31, 2006 and 2005 were not in excess of $100,000, except for litigation expenses recovered in the litigation settlement described in Item 3 below.;

                  (d) No material change in the business has occurred during the 2005 and 2006 fiscal years, including any bankruptcy, reorganization, readjustment or succession or any material acquisition or disposition of plants, mines, mining equipment, mine rights or leases; and

                  (e) No exchange upon which the shares are listed, or governmental authority having jurisdiction, requires the furnishing to it or the publication of audited financial statements.

          (1) During the last two fiscal years, the Company had no source of funding to cover its expenses which were almost entirely audit, stock transfer expenses and litigation expenses. Chairman/CEO Powers, who may be deemed to beneficially own approximately 46% of the Company’s outstanding stock, and other existing investors provided funding to the Company. All of the shares issued are legended and none of the investors, has any intention of selling the stock publicly in the foreseeable future. (See also “Form 10-K for 2005, Item 1. Business – Inactive Entity”)

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          Audited financial statements are planned to be resumed when events or transactions justify the expense. The Company expects to continue filing unaudited quarterly and annual financial statements with the SEC.

                (b) CHANGE TO LIQUIDATION BASIS OF ACCOUNTING

                During the quarter ended December 31, 2001, the Company decided to liquidate its operations and adopted the liquidation basis of accounting effective January 1, 2002. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts, which estimates will be periodically reviewed and adjusted. Since the Company is in liquidation without continuing operations, the need to present quarterly Statements of Operations and Comprehensive Loss as well as a Statement of Cash Flows, is eliminated. However, the prior year’s financial statements for the comparable quarter are presented, since the Company did not adopt this method of accounting until January 1, 2002.

                       The valuation of assets at their net realizable value and liabilities at their anticipated settlement amounts necessarily requires many estimates and assumptions. In addition, there are substantial risks and uncertainties associated with carrying out the liquidation of the Corporation’s existing operations. The valuations presented in the accompanying Statement of Net Assets in Liquidation represent estimates, based on present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the dissolution and liquidation plan based on the assumptions set forth below. The actual values and costs are expected to differ from the amounts shown herein and could be greater or lesser than the amounts recorded. Accordingly, it is not possible to predict the aggregate amount that will ultimately be distributable to shareholders and no assurance can be given that the amount to be received in liquidation will equal or exceed the net assets in liquidation per share in the accompanying Statement of Net assets in Liquidation or the price or prices at which the Common Stock has generally traded or is expected to trade in the future. The cautionary statements regarding estimates of net assets in liquidation set forth in the Forward-Looking Statements portion of this report are incorporated herein by reference.

                (c) RECENT HISTORY

                The accompanying financial statements reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of the results of operations for the periods shown.

                (d) USE OF ESTIMATES

                In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and

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expenses during the reporting period. Actual results could differ from those estimates.

                (e) CASH AND CASH EQUIVALENTS

                Cash and cash equivalents include the Company’s cash balances and short-term investments that mature in 90 days or less from the original date of maturity. Cash and cash equivalents are carried at cost plus accrued interest, which approximates market.

2.   LITIGATION

                Siti had a civil suit pending since April, 2004 through March, 2006 in New York State Supreme Court in New York County, described in earlier filings under the Securities Exchange Act of 1934 on Forms 10-K and 10-Q. The case was settled on the eve of trial on January 20, 2006 and settlement documents completed by March, 2006. A summary of the terms of settlement follows:

                Siti’s 2004 complaint alleged that certain defendants wrongfully purchased its portfolio of patents on cell-phone and vehicular wireless technology. In response, each defendant denied all liability to Siti as to all claims, and there has been no admission of liability by any defendant. The settlement is a relinquishment of all claims by Siti in exchange for cash in the amount of $7,750,000, and an assignment of a percentage of future gross proceeds, if any, derived from Siti’s former patent portfolio, as enhanced since the purchase. These amounts will be reduced by one-third to cover the contingent fees earned by Siti’s Special Litigation Counsel, Green, Bush and Jacobson of Clayton, Missouri. Siti’s initial net cash recovery was approximately $5,150,000. This net sum was received upon closing of the settlement agreement in March 2006. Loan advances by certain shareholders of $225,000 were repaid, taking the net sum down to $4.9 million.

                All proceeds from the settlement are “non-recurring” in nature. Siti has remained in liquidation since 2002, has no other business and completed a liquidating dividend distribution to shareholders on 87% of the initial cash proceeds as soon as practicable. The net amount available was $4.5 million, after a provision for remaining litigation costs and working capital. The dividend was allocated pro-rata among shareholders holding approximately 30 million shares, for $.15 per share distributed in this continuing liquidation of Siti.

                Future Proceeds.  The assignment to Siti of future Gross Proceeds (if any, and as defined), that are received by the defendant patent holding company (the “Patent Holding Company”) after January 19, 2006, will consist of 15% of the first $10 million in Gross Proceeds, 20% of the next $10 million, and 25% of all Gross Proceeds in excess of $20 million. “Gross Proceeds” means all proceeds received by defendant Patent Holding Company from the entire patent portfolio, before any deduction for defendants’ own counsel fees, costs and expenses of operations, salaries or other distributions to members of defendant Patent Holding Company. Siti is a senior creditor thereof, and claims no ownership interest in the patent portfolio or such Patent Holding Company.

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                The portfolio consists of 19 patents and pending applications that cover data and voice connections between computers and cell phones, and roaming across the U.S. and elsewhere with cell phones, personal digital assistants and wireless equipment in vehicles. The latest patents in the portfolio also cover spectrum sharing among various wireless communication networks. The Company’s senior creditor position in future proceeds is documented in filings in the Patent and Trademark Office and in several states under the Uniform Commercial Code. The Company is monitoring its creditor position and endeavoring to work cooperatively with the Patent Holding Company to maximize future proceeds from the portfolio

                Risk Factors *Siti does not know how much, if any, in future Gross Proceeds are still obtainable from this patent portfolio, and ultimate results are very speculative. *Current or future changes in technology may affect the patent properties adversely. * Infringement litigation is costly, involves risk to the patent portfolio, and such Patent Holding Company must obtain its own financing. *Siti’s share of future Gross Proceeds is subject to these and other business risks in such Patent Holding Company. *The settlement has been reached after protracted litigation, and requires ongoing monitoring under its disclosure terms by Siti as a creditor. *Under the settlement, Siti cannot exercise any control over licensing or other decisions that could generate or otherwise impact Gross Proceeds. *No assurance can be given that anything more than the initial net cash value in this settlement will be received by Siti. *Future proceeds to Siti are also subject to one-third fees payable to Siti’s Special Litigation Counsel. *There will be accounting, legal collection and shareholder distribution costs in the future. Reserves will be established as Siti’s liquidation continues.

                As of the date of this report the Company knows of no pending or threatened legal actions against the Company that would have a material impact on the operations or financial condition of the Company.

                Defaults by EZCD.com as to its investment representations, and its content and technology sharing agreement with the Company in 2000 have been resolved in the EZCD.com bankruptcy liquidation, and the Company in May 2004, recovered approximately $30,000. There is no further recovery expected.

                From time to time since 1998, the Company had been a party to other legal disputes incidental and not material to its business.

3.   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                Accounts payable and accrued liabilities were comprised of the following:

	June 30, 2006	March 31, 2006

	(Amounts in thousands)
Accrued professional fees	$—	$50
Accounts payable and accrued Expenses	8	20

	$8	$70

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ITEM 2.  MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND STATUS OF LIQUIDATION

          THIS QUARTERLY REPORT ON FORM 10-Q CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING, BUT NOT LIMITED TO STATEMENTS RELATED TO BUSINESS OBJECTIVES AND STRATEGY OF THE COMPANY. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY THE COMPANY’S MANAGEMENT. WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES,” VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT; THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED, FORECASTED, OR CONTEMPLATED BY ANY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY INCLUDE, AMONG OTHERS, THOSE RISK FACTORS SET FORTH IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2005. GIVEN THESE UNCERTAINTIES, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS. UNLESS REQUIRED BY LAW, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. HOWEVER, READERS SHOULD CAREFULLY REVIEW THE RISK FACTORS SET FORTH IN OTHER REPORTS OR DOCUMENTS THE COMPANY FILES FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION, PARTICULARLY THE ANNUAL REPORTS ON FORM 10-K, OTHER QUARTERLY REPORTS ON FORM 10-Q AND ANY CURRENT REPORTS ON FORM 8-K.

Overview

          SITI has been seeking merger or sale possibilities with operating businesses who perceive value in a merger with the Company as a publicly traded corporate shell. The Company was an Internet media company with three websites for the marketing of news and services. The Company’s websites related entirely to the music industry. The Company intended to develop these websites further by entering into strategic partnerships and affiliations. As part of this strategy, in June, 1999 the Company acquired Tropia, which promoted and marketed the music of selected independent artists on its website www.Tropia.com. The Company next acquired three music-related websites, HungryBands.com (an e-commerce website and business promoting and selling music by independent artists), NewMediaMusic.com (an e-news/magazine business), and NewYorkExpo.com (a music and Internet conference business), all in January, 2000. As of December 31, 2001, the Company discontinued the operations of its New Media Music and

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HungryBands divisions because they were not viable businesses. As of March 31, 2001, the Company discontinued the operations of the New York Expo as a result of increased losses associated with the production of the Expo. In addition, during fiscal 2000, the Company made and wrote-off a $500,000 investment in a music CD custom compilation and promotion company, Volatile Media, Inc., which did business as EZCD.com, which thereafter went into a bankruptcy liquidation. Such investment was written off at March 31, 2000 because of uncertainties in EZCD’s financing plans and ability to continue operations.

          SITI’s  history under former management and control persons goes back to 1984 when it was incorporated in Delaware. As a result of a change of control of the Company in December, 1998, the Company’s senior management and Board of Directors were replaced. The current senior management and Board of Directors changed the strategic direction of the Company from being a developer of patented communication technologies to that of an Internet media company. All prior business operations of the Company were discontinued. The Company changed its corporate name to SITI-Sites.com, Inc. from Spectrum Information Technologies, Inc. after its Annual Meeting of Stockholders on December 14, 1999, and its former stock symbol “SITI” is now “SITN.PK”.

          In view of the Company’s determination to seek other business opportunities to create shareholder value, the following information should not be relied upon as an indication of future performance. All of the Company’s operations prior to January 1, 2002 are discontinued operations and the Company adopted the liquidation basis of accounting, effective January 1, 2002. (See Status of Liquidation).

LIQUIDITY AND CAPITAL RESOURCES

       The Company’s primary objective is to conserve its cash while it is seeking merger or sale possibilities. As of June 30, 2006, the Company had net assets of approximately $316,000.

       As of June 30, 2006, the Company’s total assets were $324,000, represented primarily by cash. During the three months ended June 30, 2006, the Company paid approximately $82,000 in operating expenses consisting primarily of management’s contribution of approximately $38,000 for rent and salaries for the period. The Company also recognized $18,000 in taxes and $8,000 in legal fees associated with its litigation settlement in April 2006. The remaining operating expenses of approximately $18,000 represents salaries to one employee of approximately $7,500, stock transfer agent fees of $11,000 for the quarter ended June 30, 2006.

     As of June 30, 2005, the Company had net liabilities of approximately $75,000. As of June 30, 2004 the Company had net assets of approximately $50,000.

       As of June 30, 2005, the Company’s total assets were $9,000, represented completely by cash. During the three months ended June 30, 2005, the Company paid approximately $296,000 in operating expenses consisting primarily of legal costs of approximately $245,000 associated with the Company’s then current litigation. (See “Litigation”). Also included in the current fiscal year’s operating expenses is a charge of approximately $38,000 representing management’s contribution of rent and salaries for the period. The remaining operating expenses of approximately $23,000 represents salaries to one employee of approximately $5,000, stock transfer agent fees of $6,000 and $2,000 of miscellaneous operating and office expenses for the quarter ended June 30, 2005.

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     As of June 30, 2005, the company recorded a liability of $50,000 as a loan from its Chairman. This loan was in anticipation of equity financing planned during the second quarter of fiscal 2006. Management continues to use personal offices to continue its plan. As a result, of this contribution, the Company charged-off approximately $38,000 to compensation and rent for the three months ended June 30, 2005 and 2004.

LIQUIDATION BASIS OF ACCOUNTING

     The condensed consolidated financial statements for the three months ended June 30, 2005 and 2006 were prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts, which estimates will be periodically reviewed and adjusted. Since the Company is in liquidation without continuing operations, the need to present quarterly Statements of Operations and Comprehensive Loss as well as a Statement of Cash Flows is eliminated.

     The valuation of assets at their net realizable value and liabilities at their anticipated settlement amounts necessarily requires many estimates and assumptions. In addition, there are substantial risks and uncertainties associated with carrying out the liquidation of the Corporation’s existing operations. The valuations presented in the accompanying Statement of Net Assets in Liquidation represent estimates, based on present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the dissolution and liquidation plan based on the assumptions set forth below. The actual values and costs are expected to differ from the amounts shown herein and could be greater or lesser than the amounts recorded. Accordingly, it is not possible to predict the aggregate amount that will ultimately be distributable to shareholders and no assurance can be given that the amount to be received in liquidation will equal or exceed the net assets in liquidation per share in the accompanying Statement of Net assets in Liquidation or the price or prices at which the Common Stock has generally traded or is expected to trade in the future. The cautionary statements regarding estimates of net assets in liquidation set forth in the Forward-Looking Statements portion of this report are incorporated herein by reference.

RISK FACTORS

      See the Company’s Annual Report on Form 10-K, “Item 1 - Risk Factors That May Affect the Company’s Business, Future Operating Results and Financial Condition.” and “Status of Liquidation” set forth herein.

STATUS OF LIQUIDATION

     SITI continues to seek merger or sale possibilities with operating businesses who perceive value in a merger with the Company as a publicly traded corporate shell. There can be no assurance these of any merger or sale occurring or such transaction will be viable for the Company. There are also several other business risks to any purchasers of Company stock, because the Company has no ongoing operations, is in liquidation, and is seeking merger or sale possibilities with operating businesses, to make use of the Company’s publicly traded status with approximately 5,400 shareholders. But current stock market conditions for “going public” increase the difficulties in arranging any such transactions.

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ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The Company’s market risk disclosures set forth in its fiscal 2003 Annual Report filed on Form 10-K have not changed significantly.

ITEM 4. CONTROLS AND PROCEDURES

     (a) The Company’s principal executive officer and its principal financial officer, based on their evaluation of the Company’s disclosure controls and procedures (as defined in Exchange Act Rules 13a -14 (c)) as of a date within 90 days prior to the filing of this Quarterly Report on Form 10-Q, have concluded that the Company’s disclosure controls and procedures are adequate and effective for the purposes set forth in the definition in Exchange Act rules.

    (b) There were no significant changes in the Company’s internal controls or in other factors that could significantly affect the Company’s internal controls subsequent to the date of their evaluation.

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PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

              Reference is made to “Part I. Financial Information” in the Form 10-Q, Item 2 “Litigation” as to a civil suit pending until March, 2006 and earlier matters.

              From time to time since 1998, the Company had been a party to other legal disputes incidental and not material to its business.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

A.	Exhibits

Exhibit 31 Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 32 Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

B.	Reports on Form 8-K

There were no reports on Form 8-K filed during the quarter ended June 30, 2006.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: August 14, 2006

SITI-SITES.COM, INC.

By /s/ Lawrence M. Powers
Lawrence M. Powers
Chief Executive Officer and
Chairman of the Board of Directors

By /s/ Toni Ann Tantillo
Toni Ann Tantillo
Chief Financial Officer,
Vice President, Secretary and Treasurer
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EXHIBIT 31

CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Lawrence M. Powers, certify that:

1) I have reviewed this quarterly report on Form 10-Q of SITI-Sites.com, Inc. (the “Registrant”)

2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4) The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

    a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

    b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the “Evaluation Date”); and

    c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5) The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the audit committee of registrant’s board of directors (or persons performing the equivalent function):

    a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified any material weaknesses in internal controls; and

    b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6) The registrant’s other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 14, 2006

By /s/ Lawrence M. Powers
Lawrence M. Powers
Chief Executive Officer and
Chairman of the Board of Directors

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EXHIBIT 31

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Toni Ann Tantillo, certify that:

1) I have reviewed this quarterly report on Form 10-Q of SITI-Sites.com, Inc. (the “Registrant”)

2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4) The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

    a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

    b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the “Evaluation Date”); and

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     c)   presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5) The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the audit committee of registrant’s board of directors (or persons performing the equivalent function):

    a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified any material weaknesses in internal controls; and

    b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6) The registrant’s other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 14, 2006

By /s/ Toni Ann Tantillo
Toni Ann Tantillo
Chief Financial Officer, Director
Vice President, Secretary and Treasurer
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EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report of SITI-Sites.com, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Lawrence M. Powers, Chief Executive Officer and Toni Ann Tantillo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lawrence M. Powers
Lawrence M. Powers
Chief Executive Officer

/s/ Toni Ann Tantillo
Toni Ann Tantillo
Chief Financial Officer

August 14, 2006
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Exhibit E (appendix) Form of Proxy Card, front containing voting instructions and reverse side with appointment of proxy.

SITI-SITES.COM, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 14, 2006

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NAME AND ADDRESS OF STOCKHOLDER	PROPOSAL 1: TO APPROVE THE PLAN OF FINAL
LIQUIDATION AND DISSOLUTION OF THE COMPANY
AND ADOPT THE PLAN SUBSTANTIALLY IN THE FORM
ATTACHED AS EXHIBIT A TO THE ACCOMPANYING
PROXY STATEMENT. FOR AGAINST ABSTAIN
☐ ☐ ☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

[Any change of address instruction]

Signature of Stockholder _______________ Date_________	________________ Date ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

(Reverse side of Proxy Card)

SITI-SITES.COM, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF

STOCKHOLDERS TO BE HELD ON NOVEMBER 14, 2006

The undersigned hereby appoints Lawrence M. Powers as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of Siti-Sites.com, Inc. (the “Company”) which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s offices at the firm of Toni Ann

Tantillo, CPA, located at 111 Lake Avenue, Tuckahoe, New York 10707, at 11:00 a.m. local time, and at any and all continuations, adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be signed and dated on reverse side containing voting instructions.)